Nassau Life and

Annuity Company

(a wholly owned subsidiary of

The Nassau Companies)

Statutory Financial Statements and

Supplemental Schedules

December 31, 2022, 2021 and 2020

Nassau Life and Annuity Company

(a wholly owned subsidiary of The Nassau Companies)

i

Independent Auditors’ Report

The Board of Directors

Nassau Life and Annuity Company:

Opinions

We have audited the financial statements of Nassau Life and Annuity Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2022 and 2021, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31,2022, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule – reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut

March 31, 2023

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2022	2021
Assets:

Bonds	$2,047,937	$1,457,963

Preferred stock	5,037	6,798

Common stock	15,757	14,719

Cash, cash equivalents and short-term investments	86,044	54,822

Mortgage loans	282,849	175,822

Contract loans	3,570	3,607

Derivatives	16,016	35,466

Receivables for securities	301	6,603

Derivative collateral	33,812	11,824

Other invested assets	131,218	76,758

Total cash and invested assets	2,622,541	1,844,382

Deferred and uncollected premium	2,432	3,395

Due and accrued investment income	18,041	11,879

Current federal and foreign income tax	12,870	12,789

Reinsurance recoverable	1,061	1,663

Receivable from affiliate	7,271	2,624

Deferred tax asset	2,824	2,870

Funds held or deposited with reinsured companies	48,274	43,156

Other assets	9,367	6,793

Separate account assets	4,615	6,071

Total assets	$2,729,296	$1,935,622

Liabilities:

Reserves for future policy benefits	$589,088	$439,096

Contract claims	5,983	5,321

Interest maintenance reserve (“IMR”)	7,024	7,470

Asset valuation reserve (“AVR”)	12,132	27,281

Reinsurance payables	8,463	2,844

Payable to affiliate	9,416	15,960

Payable for securities	29,327	10,529

Funds held under reinsurance treaties	1,933,052	1,285,945

Other liabilities	9,308	18,587

Separate account liabilities	4,615	6,071

Total liabilities	2,608,408	1,819,104

Capital and surplus:

Common stock, $100 par value (40,000 shares authorized; 25,000 shares issued and outstanding)	2,500	2,500

Paid-in capital	241,986	241,986

Unassigned surplus	(123,598)	(127,968)

Total capital and surplus	120,888	116,518

Total liabilities, capital and surplus	$2,729,296	$1,935,622

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2022	2021	2020

Income:

Premiums	$223,783	$195,985	$180,996

Net investment income	87,953	54,334	26,925

Commissions and expense allowances on reinsurance ceded	102,375	85,285	58,677

Reserve adjustments on reinsurance ceded	172	76	(167,378)

Other income	815	410	405

Total income	415,098	336,090	99,625

Current and future benefits:

Policyholder benefits	135,964	52,978	38,061

Change in reserves for future policy benefits	150,267	141,296	(76,214)

Net transfers to (from) separate accounts	(179)	(73)	(31)

Total current and future benefits	286,052	194,201	(38,184)

Operating expenses:

Direct and assumed commissions	109,549	238,392	80,438

Interest expense on funds withheld	43,366	32,057	18,882

Reinsurance consideration on MODCO assumed	(92,782)	(17,417)	22,450

Other operating expenses	23,718	19,072	21,787

Miscellaneous taxes, licenses and fees	2,261	10,777	1,709

Total operating expenses	86,112	282,881	145,266

Net gain (loss) from operations before federal income taxes	42,934	(140,992)	(7,457)

Federal income tax expense (benefit)	446	(9,646)	(11,238)

Realized capital gains (losses), net of income taxes and IMR	1,329	7,527	(2,211)

Net income (loss)	43,817	(123,819)	1,570

Changes in capital and surplus:

Change in net unrealized capital gains (losses)	(37,067)	6,392	2,135

Change in deferred income tax	(7,472)	23,490	(3,426)

Change in asset valuation reserve	15,149	(16,521)	(7,352)

Change in non-admitted assets	(4,964)	(25,102)	4,570

Paid-in surplus	—	150,000	17,410

Other surplus changes	(5,093)	(5,104)	15,270

Net increase (decrease) in capital and surplus	4,370	9,336	30,177

Capital and surplus, beginning of year	116,518	107,182	77,005

Capital and surplus, end of year	$120,888	$116,518	$107,182

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2022	2021	2020
Cash provided by (used for) operations:

Premiums	$1,000,531	$864,994	$788,382

Net investment income	78,332	53,591	25,140

Other income	8,521	8,438	(154,804)

Claims and benefits	(235,423)	(146,142)	(35,780)

Commissions and other expenses	(45,019)	(249,790)	(130,688)

Net transfers from (to) separate accounts	179	73	31

Federal income tax recovered (paid)	(45)	1,357	1,030

Net cash provided by (used for) operations	807,076	532,521	493,311

Cash provided by (used for) investments:

Proceeds from sales, maturities and scheduled repayments of bonds	132,845	288,339	162,620

Proceeds from sales, maturities and repayments of stocks	3,230	—	—

Proceeds from sales, maturities and repayments of mortgage loans	3,002	1,586	—

Proceeds from sales, maturities and repayments of other invested assets	122,322	1,262	1,721

Proceeds from sales, maturities and repayments of other investments	12,261	—	—

Cost of bonds acquired	(734,073)	(841,487)	(537,560)

Cost of stocks acquired	(2,313)	(102)	(1,950)

Cost of mortgage loans acquired	(110,480)	(119,739)	(58,249)

Cost of other invested assets acquired	(142,866)	(63,248)	(10,459)

Miscellaneous applications	(56,518)	(7,568)	(10,935)

Net decrease (increase) in contract loans	37	113	(9)

Net cash provided by (used for) investments	(772,553)	(740,844)	(454,821)

Cash provided by (used for) financing and miscellaneous sources:

Capital and paid-in surplus, less treasury stock	—	150,000	—

Other cash provided (applied)	(3,301)	18,497	4,296

Net cash provided by (used for) financing and miscellaneous sources	(3,301)	168,497	4,296

Net change in cash and short-term investments	31,222	(39,826)	42,786

Cash and short-term investments, beginning of year	54,822	94,648	51,862

Cash and short-term investments, end of year	$86,044	$54,822	$94,648

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.	Description of Business

Nassau Life and Annuity Company (“NLA” or the “Company”), domiciled in the State of Connecticut, is a wholly-owned subsidiary of The Nassau Companies (“NC” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

Effective June 30, 2020, NLA received a capital contribution from its parent in the form of two life insurance subsidiaries (affiliate common stock), Nassau Life Insurance Company of Texas (“NTX”) and Nassau Life Insurance Company of Kansas (“NKS”). On December 31, 2020, NLA merged with NTX after receipt of insurance regulatory approval by the Connecticut Insurance Department (the “Department”) on December 15, 2020 with NLA as the surviving entity. The former domiciliary regulator of NTX, The Texas Department of Insurance, provided their approval on November 3, 2020. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the Company accounted for this as a statutory merger. Income of the combined reporting entity includes income of the constituents for the entire fiscal periods presented and the balance sheet and the statements of operations for the all years presented were restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. All 2020 amounts in the Notes to the Statutory Financial Statements have also been restated to reflect the statutory merger, unless otherwise indicated. The paid-in surplus of $17,410 within the changes in capital and surplus for 2020 represents the net assets of NKS as of June 30, 2020.

NLA’s products include non-participating life insurance products, such as term life, whole life, universal life and variable universal life. The Company’s products also include fixed indexed annuities and deferred fixed annuities. The Company has accident and health insurance products in force, primarily Medicare Supplement and Medicare Select, but does not market or issue this business. NLA is licensed to sell life, annuity, and accident and health (“A&H”) products in 46 states and the District of Columbia.

2.	Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies which are used by NLA in the preparation of its statutory financial statements are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the Connecticut Insurance Department (the “Department”). These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•

The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.

•	Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.

•	Bonds are primarily carried at amortized cost for STAT and fair value for U.S. GAAP.

•

For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For GAAP, results of wholly owned subsidiaries are consolidated.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

•

Under STAT, for universal life and variable universal life contracts, premiums or deposits are recognized as revenue as paid, and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.

•	Statutory reserves are based on different assumptions than they are under U.S. GAAP.

•	Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.

•

The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. The Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.

•	merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and

•	acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including economic and health impacts stemming from the COVID-19 pandemic, such as possibility for elevated mortality and investment market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contract holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements.

Recent accounting pronouncements

In 2022, the NAIC adopted revisions to SSAP No. 86, Derivatives, and the corresponding Exhibit A, which adopts with modification U.S. GAAP guidance in determining hedge effectiveness and measurement guidance for excluded components. These revisions have an effective date of January 1, 2023, and the Company is assessing the impact on the its financial position and results of operations.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

In 2022, the Statutory Accounting Principles Working Group of the NAIC adopted Interpretation (“INT”) 22-02. On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

The Company did not adopt any accounting standards during 2022 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NLA is required to report risk-based capital (“RBC”) under the insurance company laws of Connecticut. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NLA has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

The Company has two investments in subsidiaries. NKS is a life insurance company that was received as a capital contribution effective June 30, 2020. The Company admits the underlying statutory capital and surplus as common stock in affiliate in accordance with Paragraph 8bi of SSAP No. 97 Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities. The second investment relates to a captive subsidiary, Lynbrook Re, Inc. (“Lynbrook”), which was formed during 2019. NLA has admitted no value in this subsidiary as of December 31, 2022 or 2021.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Short-term investments and cash equivalents are carried at amortized cost, which approximates fair value. The Company considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the noted income recognition policy.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Derivatives

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain/(loss) during the period representing equity index options was $(38.4) million, $6.2 million and $8.0 million as of December 31, 2022, 2021 and 2020, respectively.

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge CLO assets exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The Company had no unrealized gain/(loss) during the period representing foreign currency forwards.

The Company had no net gain or loss recognized in unrealized gains or losses during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds and short-term investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There were no material amounts non-admitted for the years ended December 31, 2022 or 2021.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain deferred tax assets and prepaid expenses, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2022 and 2021 were $39.0 million and $34.0 million, respectively.

The decrease (increase) in non-admitted assets for the years ended December 31, 2022, 2021 and 2020 was $(5.0) million, $(25.1) million and $4.6 million, respectively. Change in non-admitted assets, excluding the non-admitted deferred tax asset (“DTA”), had no material impact on surplus for the years ended December 31, 2022, 2021 and 2020, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NLA. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NLA’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1980 CSO mortality table is used as the mortality basis are determined using a modified preliminary term reserve method. In addition, for certain products issued on or after January 1, 2000, NLA adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and deficiency reserve, and NLA’s X factors for the deficiency reserve. For life products issued on or after January 1, 2020, NLA valued the reserves according to Valuation Manual Section 20 (“VM-20”). Annuity reserves principally use Actuarial Guideline (“AG”) 33 and 35 to calculate reserve balances. AG33 and AG35 use prescribed methods and assumptions to determine the minimum statutory reserves. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company waives deduction of deferred fractional premiums of life and annuity policy insured and, if the terms of policy require, returns any portion of the final premium beyond the date of death. Policies issued for substandard lives are charged an extra premium according to underwriting classifications.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Accident and health policy and contract claims represent unpaid claims and claim adjustment expenses and represent management’s best estimate of the ultimate net cost of all reported and unreported claims incurred and unpaid at the end of each reporting period. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as experience develops or new information becomes known; such adjustments are included in current operations.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income for fixed payment policies is recognized when due and premium income for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred.

Reinsurance

NLA utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Income taxes

The Company, Lynbrook and NKS file a consolidated tax return. The Company and its affiliates entered into a tax sharing agreement effective beginning the year ended December 31, 2020. Under the terms of the agreement, NLA will utilize its subsidiaries, Lynbrook and NKS, losses in consolidation resulting in an intercompany payable that will be settled when the subsidiary generates taxable income on a standalone basis. Lynbrook and NKS will be able to utilize each other’s losses in consolidation and will settle the subsidiary intercompany balance after the tax return is filed.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

On August 16, 2022, President Biden signed into law the Act. Effective for tax years beginning after December 31, 2022, the Act includes a new CAMT on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Dividends

In Connecticut, without prior approval by the insurance commissioner, the aggregate amount of dividends during any twelve month period shall not exceed the greater of (i) 10% of surplus to policyholders for the preceding calendar year or (ii) net gain from operations for such year. Connecticut law states that no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without prior approval of the insurance commissioner. Based on this calculation, the Company has no dividend capacity for 2023.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•	Non-cash investment transactions, such as tax-free exchanges;

•	Accretion of amortization or accrual of discount for investments;

•	Depreciation expense; and

•	Accruals of capital contributions approved by the domiciliary commissioner.

The Statement of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2022, 2021 and 2020. These items mainly relate to a coinsurance funds withheld reinsurance arrangement, with an affiliate captive entity, Sunrise Re, Inc. (“Sunrise”):

•	$782.5 million, $668.0 million and $604.2 million of ceded premiums;

•	$94.7 million, $77.3 million and $46.5 million of reinsurance ceded allowance

•	$105.1 million, $69.4 million and $14.0 million of ceded benefits;

•	$626.8 million, $562.8 million and $547.0 million change in funds withheld account; and

•	$17.4 million (2020 only) non-cash capital contribution of NKS.

3.	Investments

Information pertaining to NLA’s investments, net investment income and capital gains and losses on investments follows.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Bonds, preferred stock and common stock

The carrying value and fair value of investments in bonds, preferred stock and common stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gain	Gross Unrealized Losses	Fair Value
U.S. government	$8,779	$1	$(356)	$8,424
All other governments	21,328	—	(5,403)	15,925
States, territories and possessions	9,628	3	(559)	9,072
Political subdivisions	20,883	47	(3,861)	17,069
Special revenue	26,528	—	(4,425)	22,103
Industrial and miscellaneous (unaffiliated)	1,105,977	5,342	(192,955)	918,364
Parent, subsidiaries and affiliates	12,279	949	(182)	13,046
Hybrid securities	12,550	—	(1,648)	10,902
Mortgage-backed and asset-backed securities	829,985	2,198	(100,169)	732,014

Total bonds	$2,047,937	$8,540	$(309,558)	$1,746,919

Preferred stock	$5,037	$—	$(251)	$4,786

Common stock	$1,115	$—	$—	$1,115

Common stock - affiliate	$14,642	$—	$—	$14,642

The carrying value and fair value of investments in bonds and preferred stock as of December 31, 2021 were as follows:

	Carrying Value	Gross Unrealized Gain	Gross Unrealized Losses	Fair Value
U.S. government	$27,938	$450	$(27)	$28,361
All other governments	19,420	789	—	20,209
States, territories and possessions	6,232	1,213	(5)	7,440
Political subdivisions	10,198	4	(1)	10,201
Special revenue	19,569	2,595	(11)	22,153
Industrial and miscellaneous (unaffiliated)	825,413	57,187	(4,295)	878,305
Parent, subsidiaries and affiliates	11,335	1,751	(5)	13,081
Hybrid securities	12,550	698	—	13,248
Mortgage-backed and asset-backed securities	525,308	5,671	(17,040)	513,939

Total bonds	$1,457,963	$70,358	$(21,384)	$1,506,937

Preferred stock	$6,798	$328	$—	$7,126

Common stock	$402	$—	$—	$402

Common stock - affiliate	$14,317	$—	$—	$14,317

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The aging of temporarily impaired general account debt securities as of December 31, 2022 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$8,235	$(337)	$93	$(19)	$8,328	$(356)
All other governments	15,925	(5,403)	—	—	15,925	(5,403)
States, territories and possessions	7,602	(499)	342	(60)	7,944	(559)
Political subdivisions	14,746	(3,830)	167	(31)	14,913	(3,861)
Special revenue	21,492	(4,329)	611	(96)	22,103	(4,425)
Industrial and miscellaneous (unaffiliated)	623,134	(137,881)	156,622	(55,074)	779,756	(192,955)
Parent, subsidiaries and affiliates	3,141	(182)	—	—	3,141	(182)
Hybrid securities	10,902	(1,648)	—	—	10,902	(1,648)
Mortgage-backed and asset-backed securities	456,580	(54,675)	151,123	(45,494)	607,703	(100,169)

Total bonds	$1,161,757	$(208,784)	$308,958	$(100,774)	$1,470,715	$(309,558)

Number of positions at unrealized loss		489		178		667

As of December 31, 2022, there are 12 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $4.9 million. Securities in an unrealized loss position for over 12 months consisted of 178 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2021 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$20,108	$(27)	$—	$—	$20,108	$(27)
States, territories and possessions	397	(5)	—	—	397	(5)
Political subdivisions	197	(1)	—	—	197	(1)
Special revenue	700	(11)	—	—	700	(11)
Industrial and miscellaneous (unaffiliated)	$219,601	$(4,143)	$2,503	$(152)	$222,104	$(4,295)
Parent, subsidiaries and affiliates	773	(5)	—	—	773	(5)
Mortgage-backed and asset-backed securities	222,662	(7,778)	43,843	(9,262)	266,505	(17,040)

Total bonds	$464,438	$(11,970)	$46,346	$(9,414)	$510,784	$(21,384)

Number of positions at unrealized loss		185		25		210

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

As of December 31, 2021, there are 7 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $0.6 million. Securities in an unrealized loss position for over 12 months consisted of 25 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds by maturity as of December 31, 2022 are shown below.

	2022
	Carrying Value	Fair Value
Due in one year or less	$3,621	$3,590
Due after one year through five years	400,158	365,286
Due after five years through ten years	661,441	588,921
Due after ten years	982,717	789,122

Total bonds	$2,047,937	$1,746,919

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NLA may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of NLA’s impaired securities was $39.1 million and $0.3 million as of December 31, 2022 or 2021. The realized loss on OTTIs for impaired securities was $3.8 million and $0.7 million as of December 31, 2022 or 2021.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

There were no loan-backed impairments during the years ended December 31, 2022, 2021 and 2020 as a result of the intent to sell, or the inability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2022 and 2021, the Company had $282,849 and $175,822, respectively, in mortgage loans. The allowance for loan losses at December 31, 2022 and 2021 were $752 and $352, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2022	2021
Industrial	$104,614	$58,427
Multifamily	90,280	58,675
Office	58,712	41,645
Retail	13,780	13,976
Self-storage	16,215	3,451

Total mortgage loans	283,601	176,174
Less: Allowance for loan losses	752	352

Net mortgage loans	$282,849	$175,822

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2022	2021
East North Central	$56,325	$36,343
East South Central	10,700	—
Middle Atlantic	3,737	3,813
Mountain	28,843	18,108
Pacific	82,645	60,204
South Atlantic	65,149	30,222
West North Central	23,400	14,500
West South Central	12,802	12,984

Total mortgage loans	283,601	176,174
Less: Allowance for loan losses	752	352

Net mortgage loans	$282,849	$175,822

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following table summarizes the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2022
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$26,143	$15,746	$19,944	$—	$—	$—	$61,833
50% - 60%	38,552	27,345	40,895	3,729	3,332	11,682	125,535
60% - 70%	15,810	—	29,351	35,849	14,471	—	95,481
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—

Total	$80,505	$43,091	$90,190	$39,578	$17,803	$11,682	$282,849

	December 31, 2021
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$—	$—	$20,079	$—	$—	$—	$20,079
50% - 60%	20,514	5,689	35,317	3,806	—	—	65,326
60% - 70%	19,939	14,471	16,214	27,430	3,522	—	81,576
70% - 80%	—	—	8,841	—	—	—	8,841
80% and greater	—	—	—	—	—	—	—

Total	$40,453	$20,160	$80,451	$31,236	$3,522	$—	$175,822

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $165.7 million CM1 loans and $117.9 million CM2 loans as of December 31, 2022. The Company holds $127.2 million CM1 loans and $49.0 million CM2 loans as of December 31, 2021. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2022 and 2021 was 67.6% and 71.7%, respectively. As of December 31, 2022 and 2021, all loans were current.

During 2022, the minimum and maximum lending rates for mortgage loans were 3.5% and 9.2% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the year ended December 31, 2022.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Other invested assets

Other invested assets as of December 31 are summarized below:

	2022	2021
Private equity	$22,405	$35,801
Collateral loans	2,202	2,178
Mezzanine partnerships	—	1,258
Mortgage and real estate	11,193	5,984
Direct equity	16,087	19,977
Credit funds	7,008	10,613
Other alternative assets	72,322	947

Total other invested assets	$131,217	$76,758

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $127.3 million and $66.5 million at December 31, 2022 and 2021, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2022	2021
Equity index options:
Notional amount	$857,513	$595,893
Fair value	$18,165	$37,650
Carrying value	$18,165	$37,620

Swaps:
Notional amount	$150,000	$150,000
Fair value	$(27,741)	$(4,870)
Carrying value	$(2,135)	$(2,135)

Foreign currency forwards:
Notional amount	$2,128	$2,257
Fair value	$(16)	$(19)
Carrying value	$(16)	$(19)

Offsetting and netting of assets and liabilities

For the year ended December 31, 2022, the Company had net derivative assets of $16.0 million, which represented $24.6 million of gross derivative assets offset by $8.6 million in derivative liabilities. For the year ended December 31, 2021, the Company had net derivative assets of $35.5 million, which represented $59.4 million of gross derivative assets offset by $23.9 million in derivative liabilities.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Restricted assets

Restricted assets (including pledged) relate to derivative collateral and statutory requirements of various jurisdictions and were $44.0 million and $21.2 million as of December 31, 2022 and 2021, respectively. Statutory deposits are included as bonds on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. As of December 31, 2022, the Company had no borrowings outstanding with the FHLB. During 2022, the Company had maximum borrowings of $20.0 million with collateral of $47.8 million. The Company has determined the estimated maximum borrowing capacity as $28.8 million. The Company calculated this amount in accordance with Connecticut General Statute §38a-55, Hypothecation of Assets, whereby a domestic insurer may not pledge, hypothecate or otherwise encumber its assets to secure its debt in excess of the lesser of 5% of admitted assets or 25% of surplus as reported in its last financial statement filed with the commissioner. The Company owned $1.0 million of FHLB capital stock as of December 31, 2022, which was not eligible for redemption.

Investments in subsidiaries

The table below provides the Company’s loss tracking for subsidiary, controlled and affiliated (“SCA”) entities:

	Reporting Entity’s Share of SCA’s Net Income (Losses)	Accumulated Share of SCA’s Net Income (Losses)	Reporting Entity’s Share of SCA’s Equity including Negative Equity	Guaranteed Obligation/ Commitment for Financial Support (Yes/No)	Amount of the Recognized Guarantee under SSAP No. 5R
Lynbrook	$(107,059)	$(273,534)	$(266,562)	No	$—

Lynbrook, with the explicit permission of the Commissioner of the Vermont Department of Financial Regulation, was authorized in conjunction with an excess-of-loss agreement (the “XOL Agreement”) to admit a receivable, the “XOL Asset,” and to not record a deferred tax liability on the XOL Asset. The Company had no guaranteed obligation or commitment for financial support to Lynbrook and admitted no value in this subsidiary for the years ended December 31, 2022 and 2021.

Concentrations of credit risk of financial instruments

Credit exposure related to issuers of financial instruments is inherent in investments with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. As of December 31, 2022, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of capital and surplus. The top five largest exposures were Arbor Realty Trust, Inc., Carlyle Credit Opportunity Fund, Ellington Financial Inc., SCF Funding LLC and Volkswagen AG. The Company has an overall limit on below-investment-grade rated issuer exposure. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2022	2021	2020
Bonds	$77,218	$47,748	$29,765
Contract loans	127	78	70
Cash and short-term investments	1,166	798	383
Preferred stock	223	262	189
Mortgage loans	10,828	5,082	1,312
Other invested assets	6,755	4,242	51
Derivative instruments	(1,060)	1,446	—
Miscellaneous income	—	3	—
Amortization of IMR	805	703	350
Less: Investment expenses	8,109	6,028	5,195

Total net investment income	$87,953	$54,334	$26,925

Capital gains and losses

The principal components of realized gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2022	2021	2020	2022	2021	2020
Bonds	$(3,157)	$1,110	$(235)	$1,378	$(145)	$(718)
Investments in affiliates	—	—	—	325	392	(3,485)
Other invested assets	7,377	—	—	(10,188)	1,490	(143)
Mortgage loans	(400)	(236)	(116)	—	—	—
Derivatives	(2,916)	12,030	321	(38,412)	6,140	7,974
Miscellaneous	(57)	7	—	(110)	110	—
Less: Income tax expense (benefit)	(482)	5,384	2,181	(9,940)	1,595	1,494

Net capital gains (losses)	$1,329	$7,527	$(2,211)	$(37,067)	$6,392	$2,134

Realized gains (losses) include invested asset other-than-temporary impairments of $3.8 million, $0.7 million and $0 for the years ended December 31, 2022, 2021 and 2020, respectively. Proceeds from the sales of investments were $129,539 with $3,798 of realized gains and $6,651 of realized losses for the year ended December 31, 2022. Proceeds from the sales of investments were $290,605 with $16,665 of realized gains and $1,483 of realized losses for the year ended December 31, 2021. Proceeds from the sales of investments were $162,637 with $5,033 of realized gains and $3,155 of realized losses for the year ended December 31, 2020.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

4.	Reserves for Future Policy Benefits

The basis of assumptions for NLA’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2022	2021

Life insurance	$236,103	$256,486
Annuities	2,656,323	1,744,938
A&H reserves	246,276	260,305
Various	4,328	4,292

Total before reinsurance ceded	3,143,030	2,266,021
Less: Reinsurance ceded	2,553,942	1,826,925

Reserves for future policy benefits	$589,088	$439,096

NLA waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premiums are based upon a multiple of standard mortality, the sub-standard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2022 and 2021, the Company had $74.0 million and $171.5 million, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. Net reserves to cover the above insurance totaled $2.7 million and $2.9 million at December 31, 2022 and 2021, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation, and the Company had no premium deficiency reserves at December 31, 2022.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

Non-economic novation with affiliate

During 2021, certain accident and health policies that were issued in Massachusetts and Minnesota, were novated from NLA to NKS in a non-economic assumption reinsurance transaction and accounted for in accordance with Paragraph 65 of SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance. The Company recorded no gain or loss on the transaction, per the SSAP.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$2,306,834	$—	$—	$2,306,834	87%
- at book value less surrender charge of 5% or more	60	—	—	60	— %
- at fair value	—	—	—	—	— %

Total with market value adjustment or at fair value	2,306,894	—	—	2,306,894	87%
At book value without adjustment (minimal or no charge or adjustment)	31,160	—	—	31,160	1%
Not subject to discretionary withdrawal	318,393	—	—	318,393	12%

Total individual annuity actuarial reserves	2,656,447	—	—	2,656,447	100%

Less: Reinsurance ceded	2,194,466	—	—	2,194,466

Total individual annuity actuarial reserves, net of reinsurance	$461,981	$—	$—	$461,981

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$1,521,613	$—	$—	$1,521,613	87%
- at book value less surrender charge of 5% or more	60	—	—	60	— %
- at fair value	—	—	—	—	— %

Total with market value adjustment or at fair value	1,521,673	—	—	1,521,673	87%
At book value without adjustment (minimal or no charge or adjustment)	33,557	—	—	33,557	2%
Not subject to discretionary withdrawal	189,745	—	—	189,745	11%

Total individual annuity actuarial reserves	1,744,975	—	—	1,744,975	100%

Less: Reinsurance ceded	1,440,079	—	—	1,440,079

Total individual annuity actuarial reserves, net of reinsurance	$304,896	$—	$—	$304,896

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at fair value	—	—	—	—	— %

Total with market value adjustment or at fair value	—	—	—	—	— %
At book value without adjustment (minimal or no charge or adjustment)	2,490	—	—	2,490	76%
Not subject to discretionary withdrawal	769	—	—	769	24%

Total individual annuity actuarial reserves	3,259	—	—	3,259	100%

Less: Reinsurance ceded	2,648	—	—	2,648

Total individual annuity actuarial reserves, net of reinsurance	$611	$—	$—	$611

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at fair value	—	—	—	—	— %

Total with market value adjustment or at fair value	—	—	—	—	— %
At book value without adjustment (minimal or no charge or adjustment)	1,972	—	—	1,972	76%
Not subject to discretionary withdrawal	610	—	—	610	24%

Total individual annuity actuarial reserves	2,582	—	—	2,582	100%

Less: Reinsurance ceded	2,582	—	—	2,582

Total individual annuity actuarial reserves, net of reinsurance	$—	$—	$—	$—

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2022:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$461,888
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	93
Exhibit 7, Deposit-type contracts, line 14, column 1	611

Subtotal	462,592

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	—
Exhibit 3, Line 0399999, column 2	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	—

Subtotal	—

Combined total	$462,592

Withdrawal characteristics of life actuarial reserves as of December 31, 2022 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$—	$—	$—	$—	$—	$—
- Universal life	79,991	79,725	83,670	—	—	—
- Universal life with secondary guarantees	—	—	—	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	113,043	113,043	135,487	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	1,433	1,433	1,433	4,615	4,615	4,615
- Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	12,993	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,328	XXX	XXX	—
- Disability-active lives	XXX	XXX	255	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	1,191	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	3,950	XXX	XXX	—
Total (gross: direct + assumed)	194,467	194,201	240,307	4,615	4,615	4,615
Less: Reinsurance ceded	161,298	161,031	200,381	—	—	—

Total, net	$33,169	$33,170	$39,926	$4,615	$4,615	$4,615

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2021 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$—	$—	$—	$—	$—	$—
- Universal life	82,777	82,448	86,372	—	—	—
- Universal life with secondary guarantees	—	—	—	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	118,095	118,095	142,708	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	1,456	1,456	1,456	6,071	6,071	6,071
- Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	23,035	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,379	XXX	XXX	—
- Disability-active lives	XXX	XXX	285	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	1,251	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	4,254	XXX	XXX	—
Total (gross: direct + assumed)	202,328	201,999	260,740	6,071	6,071	6,071
Less: Reinsurance ceded	168,087	167,757	219,644	—	—	—

Total, net	$34,241	$34,242	$41,096	$6,071	$6,071	$6,071

Reconciliation of total life insurance reserves for the year ended December 31, 2022:

Amount
Exhibit 5, Life insurance section, total (net)	$39,436
Exhibit 5, Accidental death benefits section, total (net)	481
Exhibit 5, Disability active lives section, total (net)	—
Exhibit 5, Disability disabled lives section, total (net)	4
Exhibit 5, Miscellaneous reserves section, total (net)	5

Subtotal	39,926

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	4,615
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—

Subtotal	4,615

Combined total	$44,541

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reinsurance

In connection with NLA’s life insurance products, automatic treaties with unaffiliated reinsurers were established, beginning in 1999, covering 100% of net amount at risk for the Company’s term products; and 50% to 80% for the Company’s universal life and variable universal life products, depending on the individual treaty, on a first dollar basis. NLA had approximately $1.9 billion of net insurance in force, including $4.1 billion of direct/assumed in force less $2.2 billion of reinsurance ceded as of December 31, 2022. NLA had approximately $1.8 billion of net insurance in force, including $5.8 billion of direct/assumed in force less $4.0 billion of reinsurance ceded as of December 31, 2021.

Effective March 31, 2021, NLA, entered into a modified coinsurance (“MODCO”) reinsurance agreement with PHL. Under the agreement, PHL retrocedes and NLA reinsurers 100% of certain inforce corporate-owned whole life insurance policies assumed by PHL from Nassau Life Insurance Company (“NNY”). Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by NNY and the Company will receive the economic risks and rewards related to the assumed business through MODCO adjustments. The Company paid a $150 million reinsurance allowance under the agreement.

Effective April 1, 2019, the Company entered into a coinsurance funds withheld agreement with a subsidiary captive entity, Lynbrook, to reinsure the Company’s guaranteed minimum withdrawal benefit (“GMWB”) riders on fixed indexed annuity contracts. As of December 31, 2022 and 2021, $314.0 million and $185.6 million, respectively, of reserves were ceded under the agreement.

Effective October 1, 2019, the Company entered into a reinsurance agreement (the “Sunrise agreement”) with an affiliate captive entity, Sunrise, to reinsure 80% of its fixed indexed annuity, fixed annuity, and life insurance products issued beginning in 2018 on a coinsurance funds withheld basis. Effective December 31, 2020, the Sunrise agreement was amended to include 69% reinsurance coverage for certain life and A&H products. This block is net of the collected reinsurance provided and paid to the ceding company under any third-party reinsurance agreement (inuring reinsurance). However, it excludes the business where reinsurer consent is required, as consent was not requested. In connection with this amendment, the Company paid Sunrise an initial reinsurance premium consisting of assets with a statutory book value equal to the statutory reserves and liability of approximately $155.8 million less $22.5 million of ceding commission, which was deposited into the existing funds held account. The ceding commission, net of tax, was recognized in surplus and will be amortized into net income over future periods in relation to the profits ceded under the amendment. Reserves ceded under the Sunrise agreement were $1,976.4 million and $1,352.9 million as of December 31, 2022 and 2021, respectively.

Effective August 3, 2016, NLA (as surviving entity after merger with NTX) entered into a reinsurance agreement with Nassau Re (Cayman), Ltd. (“NKY”) an affiliate on a MODCO basis, to cede 69% of certain net retained business. Effective October 1, 2020 the Company recaptured this MODCO agreement. Total amount of MODCO reserves recaptured was $157.1 million with a recapture fee of $22.1 million paid by the Company to NKY and expensed through miscellaneous fees.

The Company had no cessions to captive reinsurers in which a non-zero primary security shortfall exists.

Effective August 3, 2016, NLA (as surviving entity after merger with NTX) entered into a reinsurance agreement with American Progressive (“APLH”), (a former affiliate of NTX) on a coinsurance funds withheld basis, to assume 100% of APLH’s net retained traditional insurance business. This transaction was net of the reinsurance provided under any third-party reinsurance agreements. Concurrently, APLH entered into a funds withheld custody account agreement, whereby the assets associated with the coinsurance agreement are held in a custodial bank account to secure the obligations of the Company. Policy and Contract liabilities of approximately $51.4 million were transferred by American Progressive to the Company. The supporting assets held by APLH were deposited into the Funds Withheld custody account for the benefit of the Company. As of December 31, 2022, the assumed reserves were $19.9 million for life and $17.8 million for A&H. As of December 31, 2021, the assumed reserves were $20.2 million for life and $18.6 million for A&H.

Before consideration of the Coinsurance Funds Withheld agreement mentioned above, the Company reinsures between 50% and 100% of most of its accident and health and life business to unaffiliated reinsurers.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

On April 24, 2009, the Company completed the closing of a life insurance and annuity reinsurance transaction with Commonwealth Annuity and Life Insurance Company (“Commonwealth”). Under this transaction, the Company reinsured substantially all of its in force life insurance and annuity business under a 100% coinsurance treaty. Since the business reinsured was in force business, the Company has established a deferred ceding allowance, which is being amortized into income.

Effective October 1, 2010, substantially all the annuity portion of the Commonwealth transaction was commuted with Commonwealth and reinsured with Athene, a Bermuda reinsurer. All the assets for this block of business are held in a trust account for the benefit of the Company and its affiliates. The assets in the trust account are maintained at a minimum of 106% of reserve liabilities. As of December 31, 2022, the policy and contract liabilities ceded to Athene are $28.8 million with assets in the trust totaling $32.3 million.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, 2022 and 2021 is set forth below:

	2022	2021
Direct premiums and annuity considerations	$1,045,841	$894,245
Reinsurance assumed - non-affiliate	11,806	14,143
Reinsurance assumed - affiliate	4,872	4,636
Reinsurance ceded - non-affiliate	(23,408)	(28,083)
Reinsurance ceded - affiliate	(815,328)	(688,956)

Net premiums and annuity considerations	$223,783	$195,985

Direct commissions and expense allowance	$109,036	$87,853
Reinsurance assumed - non-affiliate	227	416
Reinsurance assumed - affiliate	286	150,123
Reinsurance ceded - non-affiliate	(3,251)	(3,637)
Reinsurance ceded - affiliate	(99,124)	(81,648)

Net commissions and expense allowance	$7,174	$153,107

Direct policy and contract claims incurred	$111,927	$104,223
Reinsurance assumed - non-affiliate	12,270	12,272
Reinsurance assumed - affiliate	81,636	8,599
Reinsurance ceded - non affiliate	(40,463)	(42,277)
Reinsurance ceded - affiliate	(46,799)	(39,370)

Net policy and contract claims incurred	$118,571	$43,447

Direct policy and contract claims payable	$19,875	$19,435
Reinsurance assumed - non-affiliate	2,267	2,296
Reinsurance ceded - non-affiliate	(7,621)	(9,043)
Reinsurance ceded - affiliate	(8,538)	(7,367)

Net policy and contract claims payable	$5,983	$5,321

Direct life insurance in force	$2,386,929	$4,133,375
Reinsurance assumed	1,706,969	1,679,951
Reinsurance ceded	(2,236,293)	(4,019,343)

Net insurance in force	$1,857,605	$1,793,983

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

In the event all, including affiliated, reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $362.3 million and $259.4 million for the years ended December 31, 2022 and 2021, respectively.

Unpaid A&H Claims

The following table provides a reconciliation of the beginning and ending balances of unpaid accident and health claim liabilities, net of reinsurance recoverable for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020
Unpaid claims, at beginning of year	$42,260	$45,905	$122,428
Add provisions for claims, net of reinsurance, occurring in:
Current year	20,280	20,291	27,118
Prior years	1,333	966	(67,259)

Net incurred losses during the year	21,613	21,257	(40,141)

Deduct payments for claims, net of reinsurance, occurring in:
Current year	9,965	11,468	18,090
Prior years	14,000	13,434	18,292

Net incurred losses during the year	23,965	24,902	36,382

Unpaid claims liabilities, at end of year	$39,908	$42,260	$45,905

Unpaid claims liabilities are principally on the guaranteed renewable line of business. Increases or (decreases) were generally the result of ongoing analysis of recent loss development trends. During 2020, $51.6 million of the decrease in the reserve related to the coinsurance treaty with affiliate Sunrise Re.

Interest of $1.9 million and $1.6 million was accrued in 2022 and 2021, respectively, on prior year’s long term care and disability income reserves.

5.	Premiums and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading
Ordinary new business	$46	$14
Ordinary renewal	$3,360	$2,418

Total	$3,406	$2,432

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new business	$22	$22
Ordinary renewal	4,467	3,373

Total	$4,489	$3,395

6.	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities for its Variable Universal Life product into a separate account, which is authorized by Connecticut General Statute §38a-433.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2022 and 2021, the Company separate account statement included legally insulated assets of $4.6 million and $6.1 million, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

All separate account liabilities are non-guaranteed. Reserves for separate account liabilities at fair value were $4.6 million and $6.1 million as of December 31, 2022 and 2021, respectively.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits in the Statements of Income and Changes in Capital and Surplus, were as follows:

	2022	2021	2020
From Separate Accounts Annual Statement:
Transfers to separate accounts	$62	$94	$87
Transfers from separate accounts	(241)	(167)	(118)

Net transfers to/(from) separate accounts	$(179)	$(73)	$(31)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(179)	$(73)	$(31)

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

7.	Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$39,240	$747	$39,987	$36,002	$468	$36,470	$3,238	$279	$3,517
Statutory valuation allowance	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	39,240	747	39,987	36,002	468	36,470	3,238	279	3,517
Less: Deferred tax assets non-admitted	33,946	563	34,509	31,489	237	31,726	2,457	326	2,783

Subtotal net admitted deferred tax assets	5,294	184	5,478	4,513	231	4,744	781	(47)	734
Less: Deferred tax liabilities	2,470	184	2,654	1,643	231	1,874	827	(47)	780

Net deferred tax assets	$2,824	$—	$2,824	$2,870	$—	$2,870	$(46)	$—	$(46)

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	2,824	—	2,824	2,870	—	2,870	(46)	—	(46)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	2,824	—	2,824	2,870	—	2,870	(46)	—	(46)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	17,710	XXX	XXX	17,047	XXX	XXX	663
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	2,470	184	2,654	1,643	231	1,874	827	(47)	780

Deferred tax assets admitted as the result of application of SSAP 101	$5,294	$184	$5,478	$4,513	$231	$4,744	$781	$(47)	$734

	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount	628%	777%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$118,064	$113,647

	December 31, 2022		December 31, 2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$39,240	$747	$36,002	$468	$3,238	$279
% of total adjusted gross DTAs	— %	— %	— %	— %	— %	— %
Net admitted adjusted gross DTAs	$5,294	$184	$4,513	$231	$781	$(47)
(% of total net admitted adjusted gross DTAs	— %	— %	— %	— %	— %	— %

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies due to projected future taxable income generated.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that the Company will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2022 and 2021 were as follows:

	2022	2021	Change
Current income tax:
Federal	$446	$(9,646)	$10,092

Subtotal	446	(9,646)	10,092
Federal income tax on net capital gains	(482)	5,384	(5,866)
Other	—	—	—

Federal and foreign income tax expense (benefit) incurred	$(36)	$(4,262)	$4,226

Deferred tax assets:
Ordinary:
Policyholder reserves	$4,266	$4,920	$(654)
Investments	2,214	—	2,214
Deferred acquisition costs	4,837	3,588	1,249
Net operating loss carryforward	26,394	26,433	(39)
Tax credit carryforward	—	296	(296)
Other (including items <5% of total ordinary tax assets)	1,529	765	764

Subtotal	39,240	36,002	3,238
Non-admitted	33,946	31,489	2,457

Admitted ordinary deferred tax assets	$5,294	$4,513	$781

Capital:
Investments	$747	$468	$279

Subtotal	747	468	279
Non-admitted	563	237	326

Admitted capital deferred tax assets	184	231	(47)

Admitted deferred tax assets	$5,478	$4,744	$734

Deferred tax liabilities:
Ordinary:
Investments	$1,629	$576	$1,053
Deferred and uncollected premiums	491	—	491
Policyholder reserves	348	515	(167)
Other	2	552	(550)

Subtotal	2,470	1,643	827

Capital:
Investments	184	231	(47)
Policyholder reserves	—	—	—
Other	—	—	—

Subtotal	184	231	(47)
Deferred tax liabilities	2,654	1,874	780

Net admitted deferred tax assets/liabilities	$2,824	$2,870	$(46)

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$43,781	$9,194	21.0%
Interest maintenance reserve	(445)	(93)	(0.2%	)
Deferred ceding allowance	(4,089)	(859)	(2.0%	)
Dividends received deduction	(108)	(23)	(0.1%	)
Return to provision	(421)	(88)	(0.2%	)
Change in non-admitted assets and other	(3,313)	(696)	(1.6%	)

Total statutory income tax	$35,405	$7,435	17.0%

Federal income taxes incurred		$446	1.0%
Tax on capital gains/(losses)		(482)	(1.1%	)
Change in net deferred income tax expense/(benefit)		7,471	17.1%

Total statutory income tax		$7,435	17.0%

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(128,082)	$(26,897)	21.0%
Interest maintenance reserve	5,562	1,168	(0.9%)
Deferred ceding allowance	(4,089)	(859)	0.7%
Dividends received deduction	(76)	(16)	—%
Change in non-admitted assets and other	(5,465)	(1,148)	0.9%

Total statutory income tax	$(132,150)	$(27,752)	21.7%

Federal income taxes incurred		$(9,646)	7.5%
Tax on capital gains/(losses)		5,384	(4.2%)
Change in net deferred income tax expense/(benefit)		(23,490)	18.3%

Total statutory income tax		$(27,752)	21.7%

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(7,487)	$(1,572)	21.0%
Interest maintenance reserve	679	143	(1.9%)
Deferred ceding allowance	(1,121)	(235)	3.1%
Dividends received deduction	(9)	(2)	—%
Return to provision	(2,788)	(585)	7.8%
Rate change	(16,776)	(3,523)	47.1%
Other, including prior year true-up	686	144	(1.9%)

Total statutory income tax	$(26,816)	$(5,631)	75.2%

Federal income taxes incurred		$(11,418)	152.5%
Tax on capital gains/(losses)		2,181	(29.1%)
Prior year adjustment		180	(2.4%)
Change in net deferred income tax expense/(benefit)		3,426	(45.8%)

Total statutory income tax		$(5,631)	75.2%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2022	2021

The Company had net operating loss carryforwards of	$125,683	$125,870

The Company has approximately $126 million of net operating loss carryforwards as of December 31, 2022. The balance of the Company’s net operating losses is not subject to expiration.

The Company had no income tax expense for 2022, 2021 or 2020 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2022 or 2021.

The Company’s U.S. federal income return for years 2018 and after and may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2022 and 2021. As of December 31, 2022, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company, Lynbrook and NKS file a consolidated tax return. The Company and its affiliates entered into a tax sharing agreement effective beginning the year ended December 31, 2020. Under the terms of the agreement, NLA will utilize its subsidiaries, Lynbrook and NKS, losses in consolidation resulting in an intercompany payable that will be settled when the subsidiary generates taxable income on a standalone basis. Lynbrook and NKS will be able to utilize each other’s losses in consolidation and will settle the subsidiary intercompany balance after the tax return is filed.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2022 and 2021. Accordingly, the BEAT liability was $0 for the years ended December 31, 2022 and 2021.

On August 16, 2022, President Biden signed into law the Act. Effective for tax years beginning after December 31, 2022, the Act includes a new CAMT on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

8.	Related Party Transactions

An affiliate, The Nassau Companies of New York (“NCNY”), provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $24.9 million, $20.9 million and $23.9 million for the years ended December 31, 2022, 2021 and 2020, respectively. The amounts payable to NCNY were $1.3 million and $0.7 million as of December 31, 2022 and 2021, respectively.

NNY pays commissions to producers who sell the Company’s non-registered life and annuity products. The Company reimbursed NNY for commissions paid on the Company’s behalf of $101.2 million, $87.8 million and $74.9 million for the years ended December 31, 2022, 2021 and 2020, respectively. The amounts due to NNY were $7.8 million and $5.8 million as of December 31, 2022 and 2021, respectively.

Saybrus Partners, LLC (“Saybrus Partners”), a former affiliate of NLA, provided wholesaling services to various third party distributors and affiliates of variable life insurance and variable annuities. The Company reimbursed Saybrus Partners for commissions paid of $0, $6.9 million and $9.2 million as of December 31, 2022, 2021 and 2020, respectively. Commission amounts payable to Saybrus Partners were $0 and $0 as of December 31, 2022 and 2021, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $7.8 million, $5.5 million and $3.2 million for the years ended December 31, 2022, 2021 and 2020, respectively. Amounts due to NAMCO were $0 and $0.2 million as of December 31, 2022 and 2021, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., and Nassau Euro CLO I DAC (the “Nassau CLOs”) totaling $33.8 million par with a fair value of $17.9 million and $30.7 million par with a fair value of $19.8 million at December 31, 2022 and 2021, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC, an affiliate of NLA.

The Company has investments in NCNY long-term bonds, which have a par value of $15.9 million and $15.0 million at December 31, 2022 and 2021, respectively, and a fair value of $11.0 million and $11.1 million at December 31, 2022 and 2021, respectively.

In September 2019, the Company invested in Class B Notes issued by Nassau 2019 CFO, LLC, a collateralized fund obligation managed by an affiliate. These Class B Notes have a par and fair value of $0.9 million and $0.8 million and $1.2 million and $1.3 million at December 31, 2022 and 2021, respectively.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

In September 2022, the Company invested in Class C Notes and Subordinated Notes issued by Nassau 2022 CFO, LLC, a collateralized fund obligation managed by an affiliate. The Class C Notes have a par of $6.6 million and fair value of $6.6 million at December 31, 2022. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $41.8 million and fair value of $41.8 million at December 31, 2022.

In November 2021, the Company invested in NNY surplus notes, which have a par value of $2.2 million and $2.2 million and a fair value of $2.0 million and $2.1 million at December 31, 2022 and 2021, respectively.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2022, no amounts were overdue.

9.	Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stock. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following table provides information as of December 31, 2022 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$52	$—	$52
Common stock	—	—	1,115	1,115
Other invested assets	—	5,714	65,315	71,029
Derivatives	—	24,596	—	24,596
Separate account assets	4,615	—	—	4,615

Total assets at fair value	$4,615	$30,362	$66,430	$101,407

Liabilities at fair value:
Derivatives	$—	$34,186	$—	$34,186

Total liabilities at fair value	$—	$34,186	$—	$34,186

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2022.

The following table provides information as of December 31, 2021 about the Company’s financial assets and liabilities measured and reported at fair value.

	2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$372	$5,670	$6,042
Preferred stock	—	1,760	—	1,760
Common stock	—	—	402	402
Derivatives	—	59,404	—	59,404
Separate account assets	6,071	—	—	6,071

Total assets at fair value	$6,071	$61,536	$6,072	$73,679

Liabilities at fair value:
Derivatives	$—	$26,674	$—	$26,674

Total liabilities at fair value	$—	$26,674	$—	$26,674

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2022	2021
Level 3 Assets:
Balance, beginning of period	$6,072	$1,488
Purchases	69,838	29,713
Sales	(2,369)	—
Transfers into level 3	1,489	2,426
Transfers out of level 3	(1,973)	(25,644)
Realized losses	(9,124)	(2,215)
Unrealized gains (losses)	2,497	304

Balance, end of period	$66,430	$6,072

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$1,746,919	$2,047,937	$—	$1,191,902	$555,017	$—
Common stock	1,115	1,115	—	—	1,115	—
Cash, cash equivalents and short-term investments	85,443	86,044	85,443	—	—	—
Preferred stocks	4,787	5,037	—	29	4,758	—
Surplus debentures & capcos	72,182	72,322	—	6,866	65,316	—
Mortgage loans	251,619	282,849	—	—	251,619	—
Derivatives	(9,591)	16,016	—	(9,591)	—	—
Separate account assets	4,615	4,615	4,615	—	—	—

Total financial instruments	$2,157,089	$2,515,935	$90,058	$1,189,206	$877,825	$—

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2021 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$1,506,937	$1,457,963	$—	$1,174,173	$332,764	$—
Common stock	402	402	—	—	402	—
Cash, cash equivalents and short-term investments	54,821	54,822	54,321	500	—	—
Preferred stocks	7,125	6,798	—	1,800	5,325	—
Surplus debentures & capcos	1,151	947	—	1,151	—	—
Mortgage loans	176,419	175,822	—	—	176,419	—
Derivatives	32,731	35,465	—	32,731	—	—
Separate account assets	6,071	6,071	6,071		—	—

Total financial instruments	$1,785,657	$1,738,290	$60,392	$1,210,355	$514,910	$—

As of December 31, 2022 and 2021, the Company had no investments where it is not practicable to estimate fair value.

10.	Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs may be seeking indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

11. Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2022, the Company had unfunded commitments of $127.3 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2022, the Company had open commitments of $12.0 million.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

12.	Information about Financial Instruments with Off-Balance Sheet Risk

The Company held $152.1 million and $150.0 million of notional swap instruments with off-balance sheet risk at December 31, 2022 and 2021, respectively.

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2022 and 2021, the Company posted $33.8 million and $11.8 million, respectively, in collateral.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

13.	The Merger

On December 31, 2020, NLA merged with wholly owned subsidiary NTX after receipt of insurance regulatory approval by the Department on December 15, 2020 with NLA as the surviving entity. The former domiciliary regulator of NTX, The Texas Department of Insurance, provided their approval on November 3, 2020. In accordance with SSAP No. 68, the Company accounted for this as a statutory merger. Income of the combined reporting entity includes income of the constituents for the entire fiscal periods presented and the balance sheet and the statements of operations as of and for all years presented were restated, as required by SSAP No. 3.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the twelve months ended December 31, 2020 were as follows:

	NLA	NTX
	($ in millions)

Revenue	$201.4	$(101.8)
Net income (loss)	$(13.0)	$14.6
Other surplus adjustments	$10.7	$17.9

14.	Subsequent Events

The Company has evaluated events subsequent to December 31, 2022 and through the financial statement issuance date of March 31, 2023. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life and Annuity Company

(a wholly owned subsidiary of The Nassau Companies)

Supplemental Schedule

Summary of Investments - Other than Investments in Related Parties

December 31, 2022

(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$8,779	$8,424	$8,779
States, municipalities and political subdivisions	9,628	9,071	9,628
Foreign governments	21,328	15,925	21,328
All other corporate bonds [1]	1,918,143	1,633,349	1,924,648
Redeemable preferred stock	5,037	4,787	5,037

Total fixed maturities	1,962,915	1,671,556	1,969,420
Equity securities:
Common stock:
Industrial, miscellaneous and all other	1,115	1,115	1,115
Nonredeemable preferred stock	—	—	—

Total equity securities	1,115	1,115	1,115
Mortgage loans	282,849	250,867	282,849
Real estate, at depreciated cost	—	XXX	—
Contract loans	3,570	XXX	3,570
Other invested assets [2]	131,998	131,077	131,217
Cash and short-term investments	86,044	86,044	86,044
Receivables for securities	301	XXX	301

Total cash and invested assets	$2,468,792		$2,474,516

[1] Amortized cost and fair value amounts exclude $90,121 and $80,148, respectively, of related-party bonds.

[2] Difference between amortized cost and amount on balance sheet relates to $781 of non-admitted other invested assets.

See accompanying independent auditors’ report

Nassau Life and Annuity Company

(a wholly owned subsidiary of The Nassau Companies)

Supplemental Schedule

Summary of Investments - Other than Investments in Related Parties

December 31, 2021

(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$27,938	$28,361	$27,938
States, municipalities and political subdivisions	6,232	7,440	6,232
Foreign governments	19,420	20,209	19,420
All other corporate bonds [1]	1,368,882	1,416,796	1,368,671
Redeemable preferred stock	6,687	7,125	6,798

Total fixed maturities	1,429,159	1,479,931	1,429,059
Equity securities:
Common stock:
Industrial, miscellaneous and all other	402	402	402
Nonredeemable preferred stock	—	—	—

Total equity securities	402	402	402
Mortgage loans	175,822	176,066	175,822
Real estate, at depreciated cost	—	XXX	—
Contract loans	3,607	XXX	3,607
Other invested assets [2]	77,563	76,962	76,758
Cash and short-term investments	54,822	54,822	54,822
Receivables for securities	18,427	XXX	18,427

Total cash and invested assets	$1,759,802		$1,758,897

[1] Amortized cost and fair value amounts exclude $36,932 and $34,131, respectively, of related-party bonds.

[2] Difference between amortized cost and amount on balance sheet relates to$805 of non-admitted other invested assets.

See accompanying independent auditors’ report

Nassau Life and Annuity Company

(a wholly owned subsidiary of The Nassau Companies)

Supplementary Insurance Information

For the years ended December 31, 2022, 2021 and 2020

(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2022:
Insurance Segment	$589,088	$5,983	$223,783	$87,953	$286,052	$86,112

2021:
Insurance Segment	$439,096	$5,321	195,985	$54,334	$194,201	$282,881

2020:
Insurance Segment	$297,763	$5,606	$180,996	$26,925	$(38,184)	$145,266

See accompanying independent auditors’ report

Nassau Life and Annuity Company

(a wholly owned subsidiary of The Nassau Companies)

Supplementary Schedule - Reinsurance

For the years ended December 31, 2022, 2021 and 2020

(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2022	$2,386,929	$2,236,293	$1,706,969	$1,857,605	92%
2021	4,133,375	4,019,343	1,679,951	1,793,983	94%
2020	4,768,410	4,649,192	79,475	198,693	40%

Life and A&H insurance premiums:
2022	$1,045,841	$838,736	$16,678	$223,783	7%
2021	894,245	717,039	18,779	195,985	10%
2020	682,906	517,373	15,463	180,996	9%

See accompanying independent auditors’ report

Financial Statements

Nassau Life and Annuity Variable Universal Life Account

December 31, 2022

With Report of Independent Registered Public Accounting Firm

Nassau Life and Annuity Variable Universal Life Account

Financial Statements

December 31, 2022

Nassau Life and Annuity Variable Universal Life Account

Statements of Net Assets

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values

Alger Capital Appreciation Portfolio	6,208	$402,418	$339,246	$339,246	28,134	$12.06
Calvert VP S&P MidCap 400 Index Portfolio	251	19,361	27,374	27,374	7,346	3.73
DWS Equity 500 Index VIP	15,507	202,576	356,195	356,195	23,292	15.29
Federated Hermes Fund for U.S. Government Securities II	11,222	128,095	103,238	103,238	19,169	5.39
Federated Hermes Government Money Fund II	717,290	717,290	717,290	717,290	685,432	1.05
Federated Hermes High Income Bond Fund II	35	261	189	189	18	10.70
Fidelity® VIP Contrafund® Portfolio	4,117	115,025	154,931	154,931	8,573	18.07
Fidelity® VIP Growth Opportunities Portfolio	3,737	149,096	152,742	152,742	8,766	17.42
Fidelity® VIP Growth Portfolio	3,872	232,984	274,827	274,827	21,244	12.94
Fidelity® VIP Investment Grade Bond Portfolio	1,082	13,740	11,524	11,524	7,001	1.65
Franklin Income VIP Fund	3,823	67,028	56,311	56,311	22,856	2.46
Franklin Mutual Shares VIP Fund	3,193	50,053	48,399	48,399	5,104	9.48
Invesco V.I. American Franchise Fund	1,657	87,759	70,985	70,985	23,977	2.96
Invesco V.I. Core Equity Fund	1,207	32,393	29,637	29,637	10,085	2.94
Invesco V.I. Equity and Income Fund	3,708	66,837	59,435	59,435	20,684	2.87
Invesco V.I. Main Street Small Cap Fund® (a)	53	1,285	1,194	1,194	366	3.26
Lord Abbett Series Fund Bond Debenture Portfolio	3,000	34,960	30,605	30,605	12,206	2.50
Lord Abbett Series Fund Growth and Income Portfolio	5,525	162,779	181,212	181,212	59,283	3.06
Lord Abbett Series Fund Mid Cap Stock Portfolio	1,795	35,846	41,439	41,439	14,958	2.77
Neuberger Berman AMT Mid Cap Growth Portfolio	52	1,440	1,007	1,007	576	1.75
PIMCO CommodityReal Return® Strategy Portfolio	3,014	69,568	21,125	21,125	22,000	0.96
PIMCO Real Return Portfolio	115	1,484	1,328	1,328	754	1.76
PIMCO Total Return Portfolio	1,007	10,429	9,042	9,042	5,047	1.79
Templeton Developing Markets VIP Fund	2,120	29,099	15,815	15,815	1,392	11.36
Templeton Foreign VIP Fund	435	4,441	5,294	5,294	972	5.44
Templeton Growth VIP Fund	7,594	88,193	77,764	77,764	11,320	6.86
TVST Touchstone Bond Fund	284	2,844	2,463	2,463	1,580	1.56
TVST Touchstone Common Stock Fund	521	5,473	4,975	4,975	1,373	3.62
TVST Touchstone Small Company Fund	2,483	33,873	28,976	28,976	8,206	3.53
Virtus Duff & Phelps Real Estate Securities Series	1,706	41,968	30,843	30,843	1,363	22.63
Virtus KAR Capital Growth Series	7,543	127,261	193,707	193,707	21,817	8.88
Virtus KAR Enhanced Core Equity Series	52,564	637,776	608,693	608,693	55,419	10.98
Virtus KAR Small-Cap Growth Series	4,362	100,593	97,872	97,872	3,011	32.50

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

5

Nassau Life and Annuity Variable Universal Life Account

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values

Virtus KAR Small-Cap Value Series	18,716	$280,804	$262,774	$262,774	15,696	$16.74
Virtus Newfleet Multi-Sector Intermediate Bond Series	20,633	191,677	169,399	169,399	18,502	9.16
Virtus SGA International Growth Series	13,941	172,519	159,072	159,072	19,915	7.99
Virtus Strategic Allocation Series	446	6,232	4,995	4,995	568	8.80
Wanger Acorn (a)	18,050	355,948	197,647	197,647	13,461	14.68
Wanger International	3,682	74,731	64,364	64,364	6,612	9.73
Wanger Select	105	1,227	652	652	46	14.05

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

6

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2022 and 2021

	Alger Capital Appreciation Portfolio	Calvert VP S&P MidCap 400 Index Portfolio	DWS Equity 500 Index VIP
Net assets as of December 31, 2020	$ 460,895	$ 28,051	$ 346,735

Investment income:
Dividend distributions	-	267	6,198

Net investment income	-	267	6,198

Increase (decrease) in net assets from operations:
Capital gain distributions	64,359	358	972
Realized capital gain (loss) on investments	112,549	908	18,176
Change in unrealized appreciation (depreciation)	(90,120)	5,239	76,149

Net gain (loss) on investments	86,788	6,505	95,297

Net increase (decrease) in net assets from operations	86,788	6,772	101,495

Contract owner transactions:
Deposits	2,419	-	9,024
Terminations, withdrawals and annuity payments	(8)	-	1
Transfers between subaccounts, net	1,071	(757)	(2,405)
Maintenance charges and mortality adjustments	(6,836)	(632)	(12,044)

Increase (decrease) in net assets from contract transactions	(3,354)	(1,389)	(5,424)

Total increase (decrease) in net assets	83,434	5,383	96,071

Net assets as of December 31, 2021	$ 544,327	$ 33,434	$ 442,806

Investment income:
Dividend distributions	-	267	4,817

Net investment income	-	267	4,817

Increase (decrease) in net assets from operations:
Capital gain distributions	30,460	3,017	22,445
Realized capital gain (loss) on investments	(2,684)	(9)	(404)
Change in unrealized appreciation (depreciation)	(225,703)	(10,498)	(108,531)

Net gain (loss) on investments	(197,927)	(7,490)	(86,490)

Net increase (decrease) in net assets from operations	(197,927)	(7,223)	(81,673)

Contract owner transactions:
Deposits	-	-	9,527
Terminations, withdrawals and annuity payments	-	-	(16)
Transfers between subaccounts, net	132	2,736	(236)
Maintenance charges and mortality adjustments	(7,286)	(1,573)	(14,213)

Increase (decrease) in net assets from contract transactions	(7,154)	1,163	(4,938)

Total increase (decrease) in net assets	(205,081)	(6,060)	(86,611)

Net assets as of December 31, 2022	$ 339,246	$ 27,374	$ 356,195

The accompanying notes are an integral part of these financial statements.

7

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II	Federated Hermes High Income Bond Fund II
Net assets as of December 31, 2020	$ 123,035	$ 723,451	$ 942

Investment income:
Dividend distributions	2,541	12	38

Net investment income	2,541	12	38

Increase (decrease) in net assets from operations:
Capital gain distributions	(63)	-	(33)
Realized capital gain (loss) on investments	-	-	-
Change in unrealized appreciation (depreciation)	(5,036)	-	35

Net gain (loss) on investments	(5,099)	-	2

Net increase (decrease) in net assets from operations	(2,558)	12	40

Contract owner transactions:
Deposits	6,219	2,408	714
Terminations, withdrawals and annuity payments	(1)	-	-
Transfers between subaccounts, net	1,460	1,047	47
Maintenance charges and mortality adjustments	(6,146)	(10,142)	(984)

Increase (decrease) in net assets from contract transactions	1,532	(6,687)	(223)

Total increase (decrease) in net assets	(1,026)	(6,675)	(183)

Net assets as of December 31, 2021	$ 122,009	$ 716,776	$ 759

Investment income:
Dividend distributions	2,054	8,225	34

Net investment income	2,054	8,225	34

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(391)	-	(153)
Change in unrealized appreciation (depreciation)	(16,933)	-	41

Net gain (loss) on investments	(17,324)	-	(112)

Net increase (decrease) in net assets from operations	(15,270)	8,225	(78)

Contract owner transactions:
Deposits	3,584	1,599	310
Terminations, withdrawals and annuity payments	(1,535)	-	-
Transfers between subaccounts, net	243	285	158
Maintenance charges and mortality adjustments	(5,793)	(9,595)	(960)

Increase (decrease) in net assets from contract transactions	(3,501)	(7,711)	(492)

Total increase (decrease) in net assets	(18,771)	514	(570)

Net assets as of December 31, 2022	$ 103,238	$ 717,290	$ 189

The accompanying notes are an integral part of these financial statements.

8

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Portfolio
Net assets as of December 31, 2020	$ 181,804	$ 224,017	$ 322,697

Investment income:
Dividend distributions	94	-	-

Net investment income	94	-	-

Increase (decrease) in net assets from operations:
Capital gain distributions	3,713	361	987
Realized capital gain (loss) on investments	25,308	21,267	73,862
Change in unrealized appreciation (depreciation)	23,027	4,948	(1,023)

Net gain (loss) on investments	52,048	26,576	73,826

Net increase (decrease) in net assets from operations	52,142	26,576	73,826

Contract owner transactions:
Deposits	1,226	-	5,118
Terminations, withdrawals and annuity payments	(70)	1	(83)
Transfers between subaccounts, net	(3,647)	(11,821)	(5,981)
Maintenance charges and mortality adjustments	(9,029)	(3,763)	(11,151)

Increase (decrease) in net assets from contract transactions	(11,520)	(15,583)	(12,097)

Total increase (decrease) in net assets	40,622	10,993	61,729

Net assets as of December 31, 2021	$ 222,426	$ 235,010	$ 384,426

Investment income:
Dividend distributions	695	-	1,571

Net investment income	695	-	1,571

Increase (decrease) in net assets from operations:
Capital gain distributions	8,335	32,915	23,147
Realized capital gain (loss) on investments	(2,183)	(609)	(1,363)
Change in unrealized appreciation (depreciation)	(64,869)	(124,064)	(116,051)

Net gain (loss) on investments	(58,717)	(91,758)	(94,267)

Net increase (decrease) in net assets from operations	(58,022)	(91,758)	(92,696)

Contract owner transactions:
Deposits	716	2,446	3,047
Terminations, withdrawals and annuity payments	-	-	(1,247)
Transfers between subaccounts, net	(880)	12,335	(5,667)
Maintenance charges and mortality adjustments	(9,309)	(5,291)	(13,036)

Increase (decrease) in net assets from contract transactions	(9,473)	9,490	(16,903)

Total increase (decrease) in net assets	(67,495)	(82,268)	(109,599)

Net assets as of December 31, 2022	$ 154,931	$ 152,742	$ 274,827

The accompanying notes are an integral part of these financial statements.

9

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Fidelity® VIP Investment Grade Bond Portfolio	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund
Net assets as of December 31, 2020	$ 12,555	$ 56,971	$ 42,553

Investment income:
Dividend distributions	250	2,842	1,450

Net investment income	250	2,842	1,450

Increase (decrease) in net assets from operations:
Capital gain distributions	(2)	198	979
Realized capital gain (loss) on investments	347	-	-
Change in unrealized appreciation (depreciation)	(682)	6,314	3,726

Net gain (loss) on investments	(337)	6,512	4,705

Net increase (decrease) in net assets from operations	(87)	9,354	6,155

Contract owner transactions:
Deposits	-	-	3,686
Terminations, withdrawals and annuity payments	1	-	(98)
Transfers between subaccounts, net	1,024	(172)	1,914
Maintenance charges and mortality adjustments	(674)	(2,737)	(2,307)

Increase (decrease) in net assets from contract transactions	351	(2,909)	3,195

Total increase (decrease) in net assets	264	6,445	9,350

Net assets as of December 31, 2021	$ 12,819	$ 63,416	$ 51,903

Investment income:
Dividend distributions	273	2,884	915

Net investment income	273	2,884	915

Increase (decrease) in net assets from operations:
Capital gain distributions	608	1,171	5,527
Realized capital gain (loss) on investments	(20)	75	(3)
Change in unrealized appreciation (depreciation)	(2,530)	(7,574)	(10,302)

Net gain (loss) on investments	(1,942)	(6,328)	(4,778)

Net increase (decrease) in net assets from operations	(1,669)	(3,444)	(3,863)

Contract owner transactions:
Deposits	-	-	2,564
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	3	9	291
Maintenance charges and mortality adjustments	371	(3,670)	(2,496)

Increase (decrease) in net assets from contract transactions	374	(3,661)	359

Total increase (decrease) in net assets	(1,295)	(7,105)	(3,504)

Net assets as of December 31, 2022	$ 11,524	$ 56,311	$ 48,399

The accompanying notes are an integral part of these financial statements.

10

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Invesco V.I. American Franchise Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Equity and Income Fund
Net assets as of December 31, 2020	$ 105,912	$ 31,891	$ 60,513

Investment income:
Dividend distributions	-	238	1,092

Net investment income	-	238	1,092

Increase (decrease) in net assets from operations:
Capital gain distributions	(1,021)	247	580
Realized capital gain (loss) on investments	13,723	814	652
Change in unrealized appreciation (depreciation)	(1,066)	7,317	8,628

Net gain (loss) on investments	11,636	8,378	9,860

Net increase (decrease) in net assets from operations	11,636	8,616	10,952

Contract owner transactions:
Deposits	1,312	-	-
Terminations, withdrawals and annuity payments	-	-	(1)
Transfers between subaccounts, net	1,044	(203)	(1,368)
Maintenance charges and mortality adjustments	(254)	(1,517)	(1,763)

Increase (decrease) in net assets from contract transactions	2,102	(1,720)	(3,132)

Total increase (decrease) in net assets	13,738	6,896	7,820

Net assets as of December 31, 2021	$ 119,650	$ 38,787	$ 68,333

Investment income:
Dividend distributions	-	297	890

Net investment income	-	297	890

Increase (decrease) in net assets from operations:
Capital gain distributions	25,288	5,050	8,216
Realized capital gain (loss) on investments	477	(54)	162
Change in unrealized appreciation (depreciation)	(62,369)	(13,186)	(14,569)

Net gain (loss) on investments	(36,604)	(8,190)	(6,191)

Net increase (decrease) in net assets from operations	(36,604)	(7,893)	(5,301)

Contract owner transactions:
Deposits	869	-	-
Terminations, withdrawals and annuity payments	(12,684)	-	-
Transfers between subaccounts, net	1	(7)	3
Maintenance charges and mortality adjustments	(247)	(1,250)	(3,600)

Increase (decrease) in net assets from contract transactions	(12,061)	(1,257)	(3,597)

Total increase (decrease) in net assets	(48,665)	(9,150)	(8,898)

Net assets as of December 31, 2022	$ 70,985	$ 29,637	$ 59,435

The accompanying notes are an integral part of these financial statements.

11

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Invesco V.I. Main Street Small Cap Fund® (a)	Lord Abbett Series Fund Bond Debenture Portfolio	Lord Abbett Series Fund Growth and Income Portfolio
Net assets as of December 31, 2020	$ 573	$ 45,376	$ 185,384

Investment income:
Dividend distributions	2	1,234	2,360

Net investment income	2	1,234	2,360

Increase (decrease) in net assets from operations:
Capital gain distributions	1	160	8
Realized capital gain (loss) on investments	64	653	24,198
Change in unrealized appreciation (depreciation)	69	(739)	27,595

Net gain (loss) on investments	134	74	51,801

Net increase (decrease) in net assets from operations	136	1,308	54,161

Contract owner transactions:
Deposits	-	837	3,267
Terminations, withdrawals and annuity payments	-	(6,222)	(1)
Transfers between subaccounts, net	346	-	-
Maintenance charges and mortality adjustments	(17)	(568)	(397)

Increase (decrease) in net assets from contract transactions	329	(5,953)	2,869

Total increase (decrease) in net assets	465	(4,645)	57,030

Net assets as of December 31, 2021	$ 1,038	$ 40,731	$ 242,414

Investment income:
Dividend distributions	3	1,429	2,438

Net investment income	3	1,429	2,438

Increase (decrease) in net assets from operations:
Capital gain distributions	150	88	15,063
Realized capital gain (loss) on investments	(1)	(534)	(456)
Change in unrealized appreciation (depreciation)	(309)	(6,200)	(38,868)

Net gain (loss) on investments	(160)	(6,646)	(24,261)

Net increase (decrease) in net assets from operations	(157)	(5,217)	(21,823)

Contract owner transactions:
Deposits	-	247	2,172
Terminations, withdrawals and annuity payments	-	(4,560)	(41,065)
Transfers between subaccounts, net	-	1	2
Maintenance charges and mortality adjustments	313	(597)	(488)

Increase (decrease) in net assets from contract transactions	313	(4,909)	(39,379)

Total increase (decrease) in net assets	156	(10,126)	(61,202)

Net assets as of December 31, 2022	$ 1,194	$ 30,605	$ 181,212

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

12

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Lord Abbett Series Fund Mid Cap Stock Portfolio	Neuberger Berman AMT Mid Cap Growth Portfolio	PIMCO CommodityReal Return® Strategy Portfolio
Net assets as of December 31, 2020	$ 60,205	$ 562	$ 16,053

Investment income:
Dividend distributions	338	-	794

Net investment income	338	-	794

Increase (decrease) in net assets from operations:
Capital gain distributions	1,773	1	107
Realized capital gain (loss) on investments	5,474	113	-
Change in unrealized appreciation (depreciation)	7,692	(35)	4,352

Net gain (loss) on investments	14,939	79	4,459

Net increase (decrease) in net assets from operations	15,277	79	5,253

Contract owner transactions:
Deposits	673	-	-
Terminations, withdrawals and annuity payments	(14,158)	-	-
Transfers between subaccounts, net	576	347	148
Maintenance charges and mortality adjustments	(840)	(16)	(872)

Increase (decrease) in net assets from contract transactions	(13,749)	331	(724)

Total increase (decrease) in net assets	1,528	410	4,529

Net assets as of December 31, 2021	$ 61,733	$ 972	$ 20,582

Investment income:
Dividend distributions	349	-	4,847

Net investment income	349	-	4,847

Increase (decrease) in net assets from operations:
Capital gain distributions	2,653	231	-
Realized capital gain (loss) on investments	83	(1)	(47)
Change in unrealized appreciation (depreciation)	(10,723)	(515)	(2,915)

Net gain (loss) on investments	(7,987)	(285)	(2,962)

Net increase (decrease) in net assets from operations	(7,638)	(285)	1,885

Contract owner transactions:
Deposits	495	-	-
Terminations, withdrawals and annuity payments	(12,375)	-	-
Transfers between subaccounts, net	82	-	(18)
Maintenance charges and mortality adjustments	(858)	320	(1,324)

Increase (decrease) in net assets from contract transactions	(12,656)	320	(1,342)

Total increase (decrease) in net assets	(20,294)	35	543

Net assets as of December 31, 2022	$ 41,439	$ 1,007	$ 21,125

The accompanying notes are an integral part of these financial statements.

13

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	PIMCO Real Return Portfolio	PIMCO Total Return Portfolio	Templeton Developing Markets VIP Fund
Net assets as of December 31, 2020	$ 860	$ 12,141	$ 23,894

Investment income:
Dividend distributions	53	213	212

Net investment income	53	213	212

Increase (decrease) in net assets from operations:
Capital gain distributions	1	(57)	98
Realized capital gain (loss) on investments	-	495	485
Change in unrealized appreciation (depreciation)	7	(872)	(2,071)

Net gain (loss) on investments	8	(434)	(1,488)

Net increase (decrease) in net assets from operations	61	(221)	(1,276)

Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	(1)	-	-
Transfers between subaccounts, net	387	21	(65)
Maintenance charges and mortality adjustments	(82)	(685)	(1,078)

Increase (decrease) in net assets from contract transactions	304	(664)	(1,143)

Total increase (decrease) in net assets	365	(885)	(2,419)

Net assets as of December 31, 2021	$ 1,225	$ 11,256	$ 21,475

Investment income:
Dividend distributions	87	247	446

Net investment income	87	247	446

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	1,288
Realized capital gain (loss) on investments	(4)	(62)	(24)
Change in unrealized appreciation (depreciation)	(243)	(1,785)	(6,426)

Net gain (loss) on investments	(247)	(1,847)	(5,162)

Net increase (decrease) in net assets from operations	(160)	(1,600)	(4,716)

Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	3	13	21
Maintenance charges and mortality adjustments	260	(627)	(965)

Increase (decrease) in net assets from contract transactions	263	(614)	(944)

Total increase (decrease) in net assets	103	(2,214)	(5,660)

Net assets as of December 31, 2022	$ 1,328	$ 9,042	$ 15,815

The accompanying notes are an integral part of these financial statements.

14

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	TVST Touchstone Bond Fund
Net assets as of December 31, 2020	$ 5,678	$ 79,954	$ 1,100

Investment income:
Dividend distributions	111	963	47

Net investment income	111	963	47

Increase (decrease) in net assets from operations:
Capital gain distributions	11	10,297	-
Realized capital gain (loss) on investments	-	-	11
Change in unrealized appreciation (depreciation)	118	(10,785)	(67)

Net gain (loss) on investments	129	(488)	(56)

Net increase (decrease) in net assets from operations	240	475	(9)

Contract owner transactions:
Deposits	-	5,636	-
Terminations, withdrawals and annuity payments	-	(99)	-
Transfers between subaccounts, net	-	4,986	879
Maintenance charges and mortality adjustments	(112)	(4,467)	(31)

Increase (decrease) in net assets from contract transactions	(112)	6,056	848

Total increase (decrease) in net assets	128	6,531	839

Net assets as of December 31, 2021	$ 5,806	$ 86,485	$ 1,939

Investment income:
Dividend distributions	162	125	54

Net investment income	162	125	54

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	21
Realized capital gain (loss) on investments	(8)	(80)	(2)
Change in unrealized appreciation (depreciation)	(598)	(10,012)	(356)

Net gain (loss) on investments	(606)	(10,092)	(337)

Net increase (decrease) in net assets from operations	(444)	(9,967)	(283)

Contract owner transactions:
Deposits	-	4,072	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	52	304	-
Maintenance charges and mortality adjustments	(120)	(3,130)	807

Increase (decrease) in net assets from contract transactions	(68)	1,246	807

Total increase (decrease) in net assets	(512)	(8,721)	524

Net assets as of December 31, 2022	$ 5,294	$ 77,764	$ 2,463

The accompanying notes are an integral part of these financial statements.

15

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund	Virtus Duff & Phelps Real Estate Securities Series
Net assets as of December 31, 2020	$ 2,280	$ 30,135	$ 31,001

Investment income:
Dividend distributions	23	25	267

Net investment income	23	25	267

Increase (decrease) in net assets from operations:
Capital gain distributions	4	308	1,907
Realized capital gain (loss) on investments	139	660	702
Change in unrealized appreciation (depreciation)	584	6,225	12,981

Net gain (loss) on investments	727	7,193	15,590

Net increase (decrease) in net assets from operations	750	7,218	15,857

Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	(1)	-	-
Transfers between subaccounts, net	1,475	(821)	(2,376)
Maintenance charges and mortality adjustments	(70)	(683)	(716)

Increase (decrease) in net assets from contract transactions	1,404	(1,504)	(3,092)

Total increase (decrease) in net assets	2,154	5,714	12,765

Net assets as of December 31, 2021	$ 4,434	$ 35,849	$ 43,766

Investment income:
Dividend distributions	22	10	344

Net investment income	22	10	344

Increase (decrease) in net assets from operations:
Capital gain distributions	715	8,440	827
Realized capital gain (loss) on investments	(3)	77	(114)
Change in unrealized appreciation (depreciation)	(1,519)	(13,748)	(12,333)

Net gain (loss) on investments	(807)	(5,231)	(11,620)

Net increase (decrease) in net assets from operations	(785)	(5,221)	(11,276)

Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	1,326	(1,652)	(1,647)

Increase (decrease) in net assets from contract transactions	1,326	(1,652)	(1,647)

Total increase (decrease) in net assets	541	(6,873)	(12,923)

Net assets as of December 31, 2022	$ 4,975	$ 28,976	$ 30,843

The accompanying notes are an integral part of these financial statements.

16

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Virtus KAR Capital Growth Series	Virtus KAR Enhanced Core Equity Series	Virtus KAR Small- Cap Growth Series
Net assets as of December 31, 2020	$ 391,772	$ 695,308	$ 141,331

Investment income:
Dividend distributions	-	15,571	-

Net investment income	-	15,571	-

Increase (decrease) in net assets from operations:
Capital gain distributions	9,559	5,407	186
Realized capital gain (loss) on investments	39,350	27,707	20,979
Change in unrealized appreciation (depreciation)	(9,772)	63,044	(14,151)

Net gain (loss) on investments	39,137	96,158	7,014

Net increase (decrease) in net assets from operations	39,137	111,729	7,014

Contract owner transactions:
Deposits	4,995	7,297	1,945
Terminations, withdrawals and annuity payments	(49,008)	(87,977)	-
Transfers between subaccounts, net	-	1,296	-
Maintenance charges and mortality adjustments	(5,978)	(10,750)	(4,971)

Increase (decrease) in net assets from contract transactions	(49,991)	(90,134)	(3,026)

Total increase (decrease) in net assets	(10,854)	21,595	3,988

Net assets as of December 31, 2021	$ 380,918	$ 716,905	$ 145,319

Investment income:
Dividend distributions	-	15,600	-

Net investment income	-	15,600	-

Increase (decrease) in net assets from operations:
Capital gain distributions	41,584	26,257	11,618
Realized capital gain (loss) on investments	(14,169)	615	(439)
Change in unrealized appreciation (depreciation)	(164,094)	(60,838)	(54,853)

Net gain (loss) on investments	(136,679)	(33,966)	(43,674)

Net increase (decrease) in net assets from operations	(136,679)	(18,366)	(43,674)

Contract owner transactions:
Deposits	4,148	4,767	1,651
Terminations, withdrawals and annuity payments	(48,907)	(80,551)	(562)
Transfers between subaccounts, net	94	67	36
Maintenance charges and mortality adjustments	(5,867)	(14,129)	(4,898)

Increase (decrease) in net assets from contract transactions	(50,532)	(89,846)	(3,773)

Total increase (decrease) in net assets	(187,211)	(108,212)	(47,447)

Net assets as of December 31, 2022	$ 193,707	$ 608,693	$ 97,872

The accompanying notes are an integral part of these financial statements.

17

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Virtus KAR Small- Cap Value Series	Virtus Newfleet Multi-Sector Intermediate Bond Series	Virtus SGA International Growth Series
Net assets as of December 31, 2020	$ 298,237	$ 185,553	$209,108

Investment income:
Dividend distributions	405	5,580	-

Net investment income	405	5,580	-

Increase (decrease) in net assets from operations:
Capital gain distributions	1,056	(6)	9
Realized capital gain (loss) on investments	43,992	-	18,770
Change in unrealized appreciation (depreciation)	13,811	(3,745)	(1,251)

Net gain (loss) on investments	58,859	(3,751)	17,528

Net increase (decrease) in net assets from operations	59,264	1,829	17,528

Contract owner transactions:
Deposits	1,006	6,185	5,841
Terminations, withdrawals and annuity payments	(2)	(5,726)	(98)
Transfers between subaccounts, net	2,435	16,860	1,317
Maintenance charges and mortality adjustments	(7,989)	(6,140)	(1,106)

Increase (decrease) in net assets from contract transactions	(4,550)	11,179	5,954

Total increase (decrease) in net assets	54,714	13,008	23,482

Net assets as of December 31, 2021	$ 352,951	$ 198,561	$ 232,590

Investment income:
Dividend distributions	582	5,961	-

Net investment income	582	5,961	-

Increase (decrease) in net assets from operations:
Capital gain distributions	19,014	-	5,134
Realized capital gain (loss) on investments	(587)	(1,041)	(5,664)
Change in unrealized appreciation (depreciation)	(103,883)	(23,638)	(41,961)

Net gain (loss) on investments	(85,456)	(24,679)	(42,491)

Net increase (decrease) in net assets from operations	(84,874)	(18,718)	(42,491)

Contract owner transactions:
Deposits	516	3,869	4,052
Terminations, withdrawals and annuity payments	-	(4,235)	(34,148)
Transfers between subaccounts, net	243	(4,932)	1
Maintenance charges and mortality adjustments	(6,062)	(5,146)	(932)

Increase (decrease) in net assets from contract transactions	(5,303)	(10,444)	(31,027)

Total increase (decrease) in net assets	(90,177)	(29,162)	(73,518)

Net assets as of December 31, 2022	$ 262,774	$ 169,399	$ 159,072

The accompanying notes are an integral part of these financial statements.

18

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Virtus Strategic Allocation Series	Wanger Acorn (a)	Wanger International
Net assets as of December 31, 2020	$ 5,463	$ 278,488	$ 81,775

Investment income:
Dividend distributions	25	2,324	507

Net investment income	25	2,324	507

Increase (decrease) in net assets from operations:
Capital gain distributions	(123)	27,705	3,334
Realized capital gain (loss) on investments	561	9,792	1,391
Change in unrealized appreciation (depreciation)	(146)	(9,755)	9,891

Net gain (loss) on investments	292	27,742	14,616

Net increase (decrease) in net assets from operations	317	30,066	15,123

Contract owner transactions:
Deposits	4,444	4,217	3,656
Terminations, withdrawals and annuity payments	(407)	(204)	(71)
Transfers between subaccounts, net	94	(4,539)	1,144
Maintenance charges and mortality adjustments	(3,117)	(7,151)	(3,643)

Increase (decrease) in net assets from contract transactions	1,014	(7,677)	1,086

Total increase (decrease) in net assets	1,331	22,389	16,209

Net assets as of December 31, 2021	$ 6,794	$ 300,877	$ 97,984

Investment income:
Dividend distributions	14	-	641

Net investment income	14	-	641

Increase (decrease) in net assets from operations:
Capital gain distributions	399	77,031	12,686
Realized capital gain (loss) on investments	(110)	(432)	(129)
Change in unrealized appreciation (depreciation)	(2,425)	(177,104)	(46,401)

Net gain (loss) on investments	(2,136)	(100,505)	(33,844)

Net increase (decrease) in net assets from operations	(2,122)	(100,505)	(33,203)

Contract owner transactions:
Deposits	2,675	3,266	2,709
Terminations, withdrawals and annuity payments	-	-	(436)
Transfers between subaccounts, net	378	315	182
Maintenance charges and mortality adjustments	(2,730)	(6,306)	(2,872)

Increase (decrease) in net assets from contract transactions	323	(2,725)	(417)

Total increase (decrease) in net assets	(1,799)	(103,230)	(33,620)

Net assets as of December 31, 2022	$ 4,995	$ 197,647	$ 64,364

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

19

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

Wanger Select
Net assets as of December 31, 2020	$ 1,146

Investment income:
Dividend distributions	-

Net investment income	-

Increase (decrease) in net assets from operations:
Capital gain distributions	(4,097)
Realized capital gain (loss) on investments	125
Change in unrealized appreciation (depreciation)	(68)

Net gain (loss) on investments	(4,040)

Net increase (decrease) in net assets from operations	(4,040)

Contract owner transactions:
Deposits	-
Terminations, withdrawals and annuity payments	(1)
Transfers between subaccounts, net	4,101
Maintenance charges and mortality adjustments	(83)

Increase (decrease) in net assets from contract transactions	4,017

Total increase (decrease) in net assets	(23)

Net assets as of December 31, 2021	$ 1,123

Investment income:
Dividend distributions	-

Net investment income	-

Increase (decrease) in net assets from operations:
Capital gain distributions	375
Realized capital gain (loss) on investments	(20)
Change in unrealized appreciation (depreciation)	(744)

Net gain (loss) on investments	(389)

Net increase (decrease) in net assets from operations	(389)

Contract owner transactions:
Deposits	-
Terminations, withdrawals and annuity payments	-
Transfers between subaccounts, net	4
Maintenance charges and mortality adjustments	(86)

Increase (decrease) in net assets from contract transactions	(82)

Total increase (decrease) in net assets	(471)

Net assets as of December 31, 2022	$ 652

The accompanying notes are an integral part of these financial statements.

20

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements

December 31, 2022

Note 1. Organization

The Nassau Life and Annuity Variable Universal Life Account (the “Separate Account”) is a separate account of Nassau Life and Annuity Company (“NLA”, the Company, “we” or “us”). Nassau Life and Annuity Company (“NLA” or the “Company”), domiciled in the State of Connecticut, is a wholly-owned subsidiary of The Nassau Companies (“NC” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on July 1, 1996. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

Alger Capital Appreciation Portfolio	Class I-2
AMT Sustainable Equity Portfolio	Class S
Calvert VP S&P MidCap 400 Index Portfolio	Class I
DWS Equity 500 Index VIP	Class A
DWS Small Cap Index VIP	Class A
Federated Hermes Fund for U.S. Government Securities II	Primary
Federated Hermes Government Money Fund II	Service
Federated Hermes High Income Bond Fund II	Primary
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Opportunities Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class
Fidelity® VIP Investment Grade Bond Portfolio	Service Class
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2
Guggenheim VT Long Short Equity Fund	-
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. Capital Appreciation Fund	Series II
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Fund	Series II
Invesco V.I. Main Street Mid Cap Fund®	Series I
Invesco V.I. Main Street Small Cap Fund®	Series II
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Service
Lord Abbett Series Fund Bond Debenture Portfolio	Class VC
Lord Abbett Series Fund Growth and Income Portfolio	Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Class VC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II
Neuberger Berman AMT Mid Cap Growth Portfolio	S Class
PIMCO CommodityReal Return® Strategy Portfolio	Advisor Class
PIMCO Real Return Portfolio	Advisor Class
PIMCO Total Return Portfolio	Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund	-

21

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

Rydex VT Nova Fund	-
Templeton Developing Markets VIP Fund	Class 2
Templeton Foreign VIP Fund	Class 2
Templeton Growth VIP Fund	Class 2
TVST Touchstone Balanced Fund	-
TVST Touchstone Bond Fund	-
TVST Touchstone Common Stock Fund	-
TVST Touchstone Small Company Fund	-
Virtus Duff & Phelps Real Estate Securities Series	Class A
Virtus KAR Capital Growth Series	Class A
Virtus KAR Enhanced Core Equity Series	Class A
Virtus KAR Small-Cap Growth Series	Class A
Virtus KAR Small-Cap Value Series	Class A
Virtus Newfleet Multi-Sector Intermediate Bond Series	Class A
Virtus SGA International Growth Series	Class A
Virtus Strategic Allocation Series	Class A
Wanger Acorn	-
Wanger International	-
Wanger Select	-

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).

NLA and the Separate Account are subject to regulation by the State of Connecticut Department of Insurance and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NLA’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against NLA’s general account assets.

Fifty-four subaccounts are currently offered by the Separate Account. The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and changes in net assets:

Subaccount

AMT Sustainable Equity Portfolio
DWS Small Cap Index VIP
Guggenheim VT Long Short Equity Fund
Invesco V.I. Capital Appreciation Fund
Invesco V.I. Global Fund
Invesco V.I. Main Street Mid Cap Fund®
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Morningstar Balanced ETF Asset Allocation Portfolio
Morningstar Growth ETF Asset Allocation Portfolio
Morningstar Income and Growth ETF Asset Allocation Portfolio
Rydex VT Inverse Government Long Bond Strategy Fund

22

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount with No Activity

Rydex VT Nova Fund
TVST Touchstone Balanced Fund

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2021 or 2022.

B. Mergers

There were no fund mergers in 2021 or 2022.

C. Liquidations

There were no fund liquidations in 2021 or 2022.

D. Name Changes

During the last two years the following subaccount name changes were made effective:

Date	New Name	Old Name

April 30, 2021	Invesco V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund
April 30, 2021	Invesco V.I. Global Fund	Invesco Oppenheimer V.I. Global Fund
April 30, 2021	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Mid Cap Core Equity Fund
April 30, 2021	Invesco V.I. Main Street Small Cap Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®
May 2, 2022	Wanger Acorn	Wanger USA

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the

23

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NLA, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NLA does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NLA will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument

24

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2022.

The Separate Account had no financial liabilities as of December 31, 2022.

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2022, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

Alger Capital Appreciation Portfolio	$ 30,939	$ 7,633
Calvert VP S&P MidCap 400 Index Portfolio	6,071	1,624
DWS Equity 500 Index VIP	44,829	22,505
Federated Hermes Fund for U.S. Government Securities II	5,832	7,279
Federated Hermes Government Money Fund II	11,736	11,222
Federated Hermes High Income Bond Fund II	572	1,031
Fidelity® VIP Contrafund® Portfolio	10,141	10,583
Fidelity® VIP Growth Opportunities Portfolio	47,963	5,559
Fidelity® VIP Growth Portfolio	28,127	20,313
Fidelity® VIP Investment Grade Bond Portfolio	2,071	816
Franklin Income VIP Fund	4,291	3,896
Franklin Mutual Shares VIP Fund	9,487	2,686
Invesco V.I. American Franchise Fund	26,270	13,042
Invesco V.I. Core Equity Fund	5,631	1,542
Invesco V.I. Equity and Income Fund	9,348	3,839
Invesco V.I. Main Street Small Cap Fund® (a)	494	28
Lord Abbett Series Fund Bond Debenture Portfolio	1,783	5,175
Lord Abbett Series Fund Growth and Income Portfolio	19,992	41,869
Lord Abbett Series Fund Mid Cap Stock Portfolio	4,033	13,686
Neuberger Berman AMT Mid Cap Growth Portfolio	575	24
PIMCO CommodityReal Return® Strategy Portfolio	4,948	1,443
PIMCO Real Return Portfolio	463	114
PIMCO Total Return Portfolio	415	782
Templeton Developing Markets VIP Fund	1,821	1,031
Templeton Foreign VIP Fund	223	131
Templeton Growth VIP Fund	4,555	3,184
TVST Touchstone Bond Fund	938	56
TVST Touchstone Common Stock Fund	2,182	118

(a) Name change. See Note 2.

25

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

TVST Touchstone Small Company Fund	$ 8,505	$ 1,708
Virtus Duff & Phelps Real Estate Securities Series	1,236	1,712
Virtus KAR Capital Growth Series	46,053	54,999
Virtus KAR Enhanced Core Equity Series	47,754	95,743
Virtus KAR Small-Cap Growth Series	13,586	5,741
Virtus KAR Small-Cap Value Series	20,919	6,626
Virtus Newfleet Multi-Sector Intermediate Bond Series	11,216	15,699
Virtus SGA International Growth Series	10,289	36,181
Virtus Strategic Allocation Series	3,525	2,789
Wanger Acorn (a)	80,460	6,154
Wanger International	16,170	3,261
Wanger Select	381	88

(a) Name change. See Note 2.

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

NLA and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NLA is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NLA makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits. Periodic charges appear on the statement of changes in net assets on line “Maintenance charges and mortality adjustments”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NLA for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, NLA makes deductions for administrative charges at a maximum rate of $120 per policy. These charges are typically a flat dollar amount, but could also vary by face amount of coverage.

Cost of Insurance Charge – In accordance with terms of the contracts, NLA makes monthly deductions for costs of insurance to cover NLA’s anticipated mortality costs. Because a contract account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Monthly Mortality and Expense Risk Charge – In accordance with terms of the contracts, NLA will make monthly deductions at a maximum rate of .90% annually.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying statements of changes in net assets.

26

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions (continued)

B. Optional Rider and Benefit Charges

NLA may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.

Charges Against Premium

NLA deducts a sales charge from every premium payment and a deferred acquisition cost tax charge to the contract to reimburse NLA for our federal tax liability related to our receipt of premium.

C. Other Charges

NLA may deduct other charges depending on the contract terms.

27

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2022 and 2021, were as follows:

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Alger Capital Appreciation Portfolio	28	(549)	(521)	11,871	(12,119)	(248)
Calvert VP S&P MidCap 400 Index Portfolio	13	(442)	(429)	-	(341)	(341)
DWS Equity 500 Index VIP	1,002	(1,356)	(354)	2,520	(2,648)	(128)
Federated Hermes Fund for U.S. Government Securities II	656	(1,298)	(642)	2,015	(1,773)	242
Federated Hermes Government Money Fund II	3,390	(10,825)	(7,435)	58,779	(65,244)	(6,465)
Federated Hermes High Income Bond Fund II	50	(95)	(45)	67	(85)	(18)
Fidelity® VIP Contrafund® Portfolio	52	(540)	(488)	4,410	(4,807)	(397)
Fidelity® VIP Growth Opportunities Portfolio	713	(280)	433	-	(531)	(531)
Fidelity® VIP Growth Portfolio	237	(1,422)	(1,185)	431	(1,175)	(744)
Fidelity® VIP Investment Grade Bond Portfolio	705	(476)	229	561	(373)	188
Franklin Income VIP Fund	90	(1,565)	(1,475)	-	(1,189)	(1,189)
Franklin Mutual Shares VIP Fund	319	(282)	37	2,481	(2,365)	116
Invesco V.I. American Franchise Fund	271	(4,135)	(3,864)	17,613	(17,355)	258
Invesco V.I. Core Equity Fund	91	(493)	(402)	-	(527)	(527)
Invesco V.I. Equity and Income Fund	80	(1,342)	(1,262)	-	(1,055)	(1,055)
Invesco V.I. Main Street Small Cap Fund® (a)	107	(8)	99	91	(4)	87
Lord Abbett Series Fund Bond Debenture Portfolio	101	(2,064)	(1,963)	293	(2,429)	(2,136)
Lord Abbett Series Fund Growth and Income Portfolio	782	(13,318)	(12,536)	1,089	(131)	958
Lord Abbett Series Fund Mid Cap Stock Portfolio	373	(5,199)	(4,826)	471	(5,519)	(5,048)
Neuberger Berman AMT Mid Cap Growth Portfolio	193	(13)	180	145	(7)	138
PIMCO CommodityReal Return® Strategy Portfolio	105	(1,396)	(1,291)	180	(1,070)	(890)
PIMCO Real Return Portfolio	204	(62)	142	201	(42)	159
PIMCO Total Return Portfolio	87	(421)	(334)	2,301	(2,642)	(341)
Templeton Developing Markets VIP Fund	6	(89)	(83)	-	(72)	(72)

(a) Name change. See Note 2.

28

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Templeton Foreign VIP Fund	2	(25)	(23)	-	(18)	(18)
Templeton Growth VIP Fund	636	(457)	179	9,610	(9,270)	340
TVST Touchstone Bond Fund	543	(35)	508	489	(18)	471
TVST Touchstone Common Stock Fund	397	(32)	365	362	(17)	345
TVST Touchstone Small Company Fund	14	(494)	(480)	-	(381)	(381)
Virtus Duff & Phelps Real Estate Securities Series	2	(68)	(66)	664	(717)	(53)
Virtus KAR Capital Growth Series	453	(6,047)	(5,594)	378	(4,581)	(4,203)
Virtus KAR Enhanced Core Equity Series	540	(8,866)	(8,326)	841	(9,670)	(8,829)
Virtus KAR Small-Cap Growth Series	53	(157)	(104)	42	(108)	(66)
Virtus KAR Small-Cap Value Series	74	(369)	(295)	666	(852)	(186)
Virtus Newfleet Multi-Sector Intermediate Bond Series	563	(1,683)	(1,120)	2,281	(1,192)	1,089
Virtus SGA International Growth Series	621	(4,405)	(3,784)	758	(138)	620
Virtus Strategic Allocation Series	328	(296)	32	1,553	(1,481)	72
Wanger Acorn (a)	214	(387)	(173)	4,652	(4,761)	(109)
Wanger International	268	(315)	(47)	2,098	(2,042)	56
Wanger Select	-	(6)	(6)	5,149	(5,153)	(4)

(a) Name change. See Note 2.

29

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2022, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Alger Capital Appreciation Portfolio
2022	28,134	12.06	339,246	-	-	(36.53)
2021	28,655	19.00	544,327	-	-	19.13
2020	28,903	15.95	460,895	-	-	41.75
2019	29,228	11.25	328,798	-	-	33.58
2018	29,942	8.42	252,149	0.07	-	(0.10)
Calvert VP S&P MidCap 400 Index Portfolio
2022	7,346	3.73	27,374	0.93	-	(13.26)
2021	7,775	4.30	33,434	0.84	-	24.41
2020	8,116	3.46	28,051	1.23	-	13.32
2019	8,608	3.05	26,253	0.83	-	25.83
2018	23,182	2.42	56,187	1.17	-	(11.33)
DWS Equity 500 Index VIP
2022	23,292	15.29	356,195	1.25	-	(18.37)
2021	23,646	18.73	442,806	1.53	-	28.40
2020	23,774	14.58	346,735	1.52	-	18.10
2019	36,130	12.35	446,207	1.95	-	31.19
2018	36,389	9.41	342,568	1.67	-	(4.65)
Federated Hermes Fund for U.S. Government Securities II
2022	19,169	5.39	103,238	1.85	-	(12.50)
2021	19,811	6.16	122,009	2.06	-	(2.04)
2020	19,569	6.29	123,035	2.35	-	5.21
2019	19,216	5.98	114,828	2.36	-	5.90
2018	19,059	5.64	107,546	2.36	-	0.45

30

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Federated Hermes Government Money Fund II
2022	685,432	1.05	717,290	1.15	-	1.94
2021	692,867	1.03	716,776	0.00	-	-
2020	699,332	1.03	723,451	0.20	-	0.20
2019	706,259	1.03	729,128	1.63	-	1.64
2018	714,169	1.02	725,384	1.24	-	1.25
Federated Hermes High Income Bond Fund II
2022	18	10.70	189	8.00	-	(11.79)
2021	63	12.13	759	4.52	-	4.85
2020	81	11.57	942	6.41	-	5.59
2019	119	10.95	1,303	7.29	-	14.54
2018	265	9.56	2,536	8.22	-	(3.29)
Fidelity® VIP Contrafund® Portfolio
2022	8,573	18.07	154,931	0.40	-	(26.40)
2021	9,061	24.55	222,426	0.04	-	27.71
2020	9,458	19.22	181,804	0.15	-	30.43
2019	9,804	14.74	144,480	0.36	-	31.45
2018	9,867	11.21	110,624	0.59	-	(6.49)
Fidelity® VIP Growth Opportunities Portfolio
2022	8,766	17.42	152,742	-	-	(38.23)
2021	8,333	28.20	235,010	-	-	11.83
2020	8,864	25.22	224,017	0.01	-	68.49
2019	9,766	14.97	146,454	0.05	-	40.70
2018	18,811	10.64	200,307	0.10	-	12.35
Fidelity® VIP Growth Portfolio
2022	21,244	12.94	274,827	0.51	-	(24.50)
2021	22,429	17.14	384,426	-	-	23.08
2020	23,173	13.93	322,697	0.06	-	43.75
2019	23,988	9.69	232,389	0.18	-	34.18
2018	35,782	7.22	258,332	0.15	-	(0.27)

31

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Fidelity® VIP Investment Grade Bond Portfolio
2022	7,001	1.65	11,524	2.30	-	(12.70)
2021	6,772	1.89	12,819	1.98	-	(0.72)
2020	6,584	1.91	12,555	2.17	-	9.26
2019	6,461	1.74	11,272	2.69	-	9.58
2018	6,374	1.59	10,150	2.44	-	(0.63)
Franklin Income VIP Fund
2022	22,856	2.46	56,311	4.86	-	(5.75)
2021	24,331	2.61	63,416	4.66	-	16.75
2020	25,520	2.23	56,971	5.88	-	0.69
2019	27,019	2.22	59,901	5.36	-	16.06
2018	27,218	1.91	51,993	4.80	-	(4.30)
Franklin Mutual Shares VIP Fund
2022	5,104	9.48	48,399	1.87	-	(7.42)
2021	5,067	10.24	51,903	3.20	-	19.17
2020	4,951	8.60	42,553	2.90	-	(5.04)
2019	4,798	9.05	43,434	1.88	-	22.57
2018	4,828	7.39	35,658	2.48	-	(9.07)
Invesco V.I. American Franchise Fund
2022	23,977	2.96	70,985	-	-	(31.16)
2021	27,841	4.30	119,650	-	-	11.93
2020	27,583	3.84	105,912	0.07	-	42.35
2019	27,078	2.70	73,038	-	-	36.76
2018	26,482	1.97	52,232	-	-	(3.62)
Invesco V.I. Core Equity Fund
2022	10,085	2.94	29,637	0.92	-	(20.54)
2021	10,487	3.70	38,787	0.67	-	27.74
2020	11,014	2.90	31,891	1.37	-	13.85
2019	11,620	2.54	29,551	0.95	-	28.96
2018	12,295	1.97	24,245	0.91	-	(9.39)

32

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Invesco V.I. Equity and Income Fund
2022	20,684	2.87	59,435	1.43	-	(7.72)
2021	21,946	3.11	68,333	1.65	-	18.35
2020	23,001	2.63	60,513	2.22	-	9.65
2019	24,429	2.40	58,615	1.73	-	20.01
2018	58,451	2.00	116,862	2.00	-	(9.73)
Invesco V.I. Main Street Small Cap Fund® (a)
2022	366	3.26	1,194	0.30	-	(16.20)
2021	267	3.89	1,038	0.22	-	22.26
2020	180	3.18	573	0.59	-	19.64
2019	31	2.66	83	-	-	26.13
2018	-	0.00	-	-	-	-
Lord Abbett Series Fund Bond Debenture Portfolio
2022	12,206	2.50	30,605	4.16	-	(12.89)
2021	14,169	2.87	40,731	2.97	-	3.28
2020	16,305	2.78	45,376	3.96	-	7.30
2019	16,244	2.59	42,129	3.95	-	13.35
2018	17,635	2.28	40,346	4.39	-	(4.02)
Lord Abbett Series Fund Growth and Income Portfolio
2022	59,283	3.06	181,212	1.10	-	(9.47)
2021	71,819	3.38	242,414	1.09	-	29.02
2020	70,861	2.62	185,384	1.79	-	2.70
2019	69,093	2.55	176,010	1.73	-	22.49
2018	67,549	2.08	140,481	1.43	-	(8.14)
Lord Abbett Series Fund Mid Cap Stock Portfolio
2022	14,958	2.77	41,439	0.72	-	(11.22)
2021	19,784	3.12	61,733	0.57	-	28.70
2020	24,832	2.42	60,205	1.15	-	2.50
2019	24,701	2.37	58,429	0.94	-	22.64
2018	28,188	1.93	54,369	0.68	-	(15.04)

(a) Name change. See Note 2.

33

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Neuberger Berman AMT Mid Cap Growth Portfolio
2022	576	1.75	1,007	-	-	(28.86)
2021	396	2.46	972	-	-	12.72
2020	258	2.18	562	-	-	39.71
2019	51	1.56	79	-	-	32.48
2018	-	0.00	-	-	-	-
PIMCO CommodityReal Return® Strategy Portfolio
2022	22,000	0.96	21,125	20.60	-	9.09
2021	23,291	0.88	20,582	4.12	-	33.11
2020	24,181	0.66	16,053	6.21	-	1.23
2019	25,157	0.66	16,499	4.34	-	11.35
2018	24,998	0.59	14,723	1.97	-	(14.20)
PIMCO Real Return Portfolio
2022	754	1.76	1,328	6.76	-	(12.00)
2021	612	2.00	1,225	4.99	-	5.48
2020	453	1.90	860	1.28	-	11.60
2019	274	1.70	465	1.74	-	8.33
2018	164	1.57	257	2.33	-	(2.31)
PIMCO Total Return Portfolio
2022	5,047	1.79	9,042	2.50	-	(14.35)
2021	5,381	2.09	11,256	1.72	-	(1.36)
2020	5,722	2.12	12,141	2.03	-	8.54
2019	6,141	1.96	12,005	2.91	-	8.25
2018	6,184	1.81	11,169	2.45	-	(0.63)
Templeton Developing Markets VIP Fund
2022	1,392	11.36	15,815	2.60	-	(21.98)
2021	1,475	14.56	21,475	0.88	-	(5.74)
2020	1,547	15.45	23,894	4.14	-	17.18
2019	1,636	13.18	21,567	0.99	-	26.70
2018	1,644	10.40	17,102	0.87	-	(15.79)

34

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Templeton Foreign VIP Fund
2022	972	5.44	5,294	3.06	-	(7.64)
2021	995	5.89	5,806	1.84	-	4.16
2020	1,013	5.66	5,678	3.38	-	(1.16)
2019	1,062	5.72	6,023	1.83	-	12.53
2018	2,597	5.09	13,163	2.74	-	(15.44)
Templeton Growth VIP Fund
2022	11,320	6.86	77,764	0.16	-	(11.60)
2021	11,141	7.76	86,485	1.34	-	4.87
2020	10,801	7.39	79,954	3.02	-	5.80
2019	10,302	6.99	72,085	2.79	-	15.15
2018	10,307	6.07	62,629	2.03	-	(14.85)
TVST Touchstone Bond Fund
2022	1,580	1.56	2,463	2.48	-	(13.81)
2021	1,072	1.81	1,939	3.10	-	(1.21)
2020	601	1.83	1,100	2.78	-	9.71
2019	113	1.67	189	1.29	-	10.46
2018	-	0.00	-	-	-	-
TVST Touchstone Common Stock Fund
2022	1,373	3.62	4,975	0.48	-	(17.73)
2021	1,008	4.40	4,434	0.67	-	27.85
2020	663	3.44	2,280	1.00	-	23.68
2019	126	2.78	351	0.56	-	28.58
2018	-	0.00	-	-	-	-
TVST Touchstone Small Company Fund
2022	8,206	3.53	28,976	0.03	-	(14.53)
2021	8,686	4.13	35,849	0.07	-	24.18
2020	9,067	3.32	30,135	0.16	-	18.70
2019	9,616	2.80	26,926	0.02	-	21.40
2018	25,897	2.31	59,733	-	-	(7.98)

35

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Virtus Duff & Phelps Real Estate Securities Series
2022	1,363	22.63	30,843	0.96	-	(26.09)
2021	1,429	30.62	43,766	0.66	-	46.41
2020	1,482	20.91	31,001	1.16	-	(1.55)
2019	1,558	21.24	33,091	1.32	-	27.42
2018	3,539	16.67	58,998	1.64	-	(6.53)
Virtus KAR Capital Growth Series
2022	21,817	8.88	193,707	-	-	(36.12)
2021	27,411	13.90	380,918	-	-	12.14
2020	31,614	12.39	391,772	-	-	50.23
2019	31,635	8.25	260,969	-	-	39.87
2018	34,130	5.90	201,288	-	-	(7.25)
Virtus KAR Enhanced Core Equity Series
2022	55,419	10.98	608,693	2.40	-	(2.40)
2021	63,745	11.25	716,905	2.25	-	17.39
2020	72,574	9.58	695,308	1.77	-	14.91
2019	72,775	8.34	606,755	1.25	-	28.67
2018	78,530	6.48	508,830	1.06	-	(12.86)
Virtus KAR Small-Cap Growth Series
2022	3,011	32.50	97,872	-	-	(30.33)
2021	3,115	46.65	145,319	-	-	4.98
2020	3,181	44.44	141,331	-	-	44.64
2019	3,251	30.72	99,877	-	-	37.31
2018	3,338	22.37	74,673	-	-	11.66
Virtus KAR Small-Cap Value Series
2022	15,696	16.74	262,774	0.20	-	(24.15)
2021	15,991	22.07	352,951	0.12	-	19.72
2020	16,177	18.44	298,237	1.13	-	29.65
2019	16,421	14.22	233,510	0.98	-	24.63
2018	16,783	11.41	191,487	0.92	-	(15.88)

36

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Virtus Newfleet Multi-Sector Intermediate Bond Series
2022	18,502	9.16	169,399	3.32	-	(9.49)
2021	19,622	10.12	198,561	2.96	-	1.07
2020	18,533	10.01	185,553	3.58	-	6.53
2019	16,826	9.40	158,130	2.74	-	10.47
2018	17,749	8.51	150,995	4.13	-	(2.66)
Virtus SGA International Growth Series
2022	19,915	7.99	159,072	-	-	(18.55)
2021	23,699	9.81	232,590	-	-	8.32
2020	23,079	9.06	209,108	-	-	23.64
2019	22,089	7.33	161,880	0.88	-	18.54
2018	21,438	6.18	132,543	2.94	-	(16.67)
Virtus Strategic Allocation Series
2022	568	8.80	4,995	0.27	-	(30.54)
2021	536	12.67	6,794	0.28	-	7.57
2020	464	11.78	5,463	0.76	-	33.96
2019	416	8.79	3,656	1.14	-	26.05
2018	901	6.98	6,285	1.42	-	(5.89)
Wanger Acorn (a)
2022	13,461	14.68	197,647	-	-	(33.48)
2021	13,634	22.07	300,877	0.82	-	8.90
2020	13,743	20.26	278,488	-	-	24.23
2019	13,853	16.31	225,966	0.25	-	31.10
2018	17,300	12.44	215,251	0.10	-	(1.46)
Wanger International
2022	6,612	9.73	64,364	0.91	-	(33.85)
2021	6,659	14.71	97,984	0.58	-	18.81
2020	6,603	12.38	81,775	2.02	-	14.36
2019	6,441	10.83	69,752	0.84	-	29.99
2018	6,588	8.33	54,882	2.06	-	(17.70)

(a) Name change. See Note 2.

37

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Wanger Select
2022	46	14.05	652	-	-	(34.83)
2021	52	21.56	1,123	-	-	5.83
2020	56	20.37	1,146	0.76	-	26.65
2019	62	16.08	993	0.07	-	29.30
2018	70	12.44	876	0.18	-	(12.41)

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

38

                                                     KPMG LLP

                                                     One Financial Plaza

                                                     755 Main Street

                                                     Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life and Annuity Company

and Contract Owners of Nassau Life and Annuity Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise Nassau Life and Annuity Variable Universal Life Account (the Separate Account) as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 7 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of their operations and the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ investment companies since 2015.

Hartford, Connecticut

April 14, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Alger Capital Appreciation Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

DWS Equity 500 Index VIP

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II

Federated Hermes High Income Bond Fund II

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Investment Grade Bond Portfolio

Franklin Income VIP Fund

Franklin Mutual Shares VIP Fund

Invesco V.I. American Franchise Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Main Street Small Cap Fund®

Lord Abbett Series Fund Bond Debenture Portfolio

Lord Abbett Series Fund Growth and Income Portfolio

Lord Abbett Series Fund Mid Cap Stock Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Growth VIP Fund

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

TVST Touchstone Small Company Fund

Virtus SGA International Growth Series

Virtus Duff & Phelps Real Estate Securities Series

Virtus KAR Capital Growth Series

Virtus KAR Small-Cap Growth Series

Virtus KAR Small-Cap Value Series

Virtus Newfleet Multi-Sector Intermediate Bond Series

Virtus KAR Enhanced Core Equity Series

Virtus Strategic Allocation Series

Wanger International

Wanger Select

Wanger Acorn(1)

(1)See Note 2 to the financial statements for the former name of the subaccount

Nassau Life and Annuity Company

One American Row

Hartford, CT 06103-2899

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life and Annuity Company

A member of The Nassau Companies of New York

www.nfg.com

OL4260 © 2022 The Nassau Companies of New York	12-22